Exhibit 7





                                     PART II


                        [ CHESTNUT STREET EXCHANGE FUND ]
                         -------------------------------
                            NAME OF ADOPTING EMPLOYER


                            DEFINED CONTRIBUTION PLAN
                    (PROFIT-SHARING OR PROFIT-SHARING 401(K))

                       REGIONAL PROTOTYPE PLAN NUMBER 001

                               ADOPTION AGREEMENT

                           DRINKER BIDDLE & REATH LLP

        REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT




                 [ FUND OFFICE RETIREMENT PROFIT-SHARING PLAN ]
                  --------------------------------------------
                                  NAME OF PLAN










(REV. 06/94)

(COPYRIGHT SIGN) DRINKER BIDDLE & REATH LLP 1997

INTERNAL REVENUE SERVICE                              DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
31 HOPKINS PLAZA
BALTIMORE, MD  21201-0000

                                            Employer Identification Number:
Date: JAN 04, 1993                                   23-1423089
                                            File Folder Number:
DRINKER BIDDLE & REATH                               521006125
 PHILADELPHIA NATIONAL BANK BLDG            Person to Contact:
C/O HOMER L ELLIOTT ESQUIRE                          G.N. Wallace
DRINKER BIDDLE & REATH                      Contact Telephone Number:
1345 CHESTNUT STREET PH NAT BK BLDG                  (410) 962-2973
PHILADELPHIA, PA  19107-3496                Plan Name:
                                                      REGIONAL PROTOTYPE
                                                      DEFINED CONTRIBUTION PLAN
                                            Plan Number: 001

                                            Letter Serial Number:
                                                     D8520005

Dear Applicant:

         The amendment to the form of the plan identified above is acceptable under section 401(a) or 403(a) of the Internal Revenue Code. This letter relates only to the amendment to the form of the plan. It is not a determination of any other amendment or of the form of the plan as a whole, or on the effect of other federal or local statutes.

         You must furnish a copy of this letter and the enclosed publication to each employer who adopts this plan. You must also send a copy of this letter, a copy of the approved form of the plan, and any approved amendments and related documents to each key District Director of the Internal Revenue Service in whose jurisdiction there are adopting employers.

         The acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). To adopt the form of the plan, the employer should apply for a determination letter by filing an application with the key District Director of the Internal Revenue Service on Form 5307, Application for Determination for Adopters of Master or Prototype, Regional Prototype or Volume Submitter Plans.

         For purposes of sections 15.02 and 15.03 of Rev. Proc. 89-13, 1989-1 C.B. 801, your application was received before March 31, 1991.

         Please advise those adopting the plan to contact you if they have any questions about the operation of the plan.

         We have sent a copy of this letter to your representative as indicated in your Power of Attorney.

         If you have any questions on our processing of this case, please call the above telephone number. If you write, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

         You should keep this letter as a permanent record.

                                                     Sincerely yours,

                                                     /s/ H.J. Hightower
                                                     District Director

Enclosure(s)
Publication 1488                                              Letter 2026/DO/CG)

               Department of the Treasury Internal Revenue Service

                                PUBLICATION 1488
                              (Rev. February 1991)

FAVORABLE NOTIFICATION LETTER

INTRODUCTION

This publication is issued in conjunction with a favorable notification letter. It explains the significance of your letter, points out some features that may affect the qualified status of the plan, and provides information on the reporting requirements for the plan.

         An employee  retirement  plan  qualified  under  Internal  Revenue Code section 401(a) or 403(a) (qualified plan) is entitled to favorable tax treatment. For example, contributions made in accordance with the plan document are generally currently deductible. Participants will not include these contributions into income until the time they receive a distribution from the plan, at which time special income averaging rates for lump sum distributions may serve to reduce the tax liability. In some cases, taxation may be further deferred by rollover to another qualified plan or individual retirement arrangement. See Publication 575, Pension and Annuity Income (Including Simplified General Rule), for further details. Finally, plan earnings may accumulate free of tax.

         Employee  retirement plans that fail to satisfy the requirements  under section 401(a) or 403(a) are not entitled to this favorable tax treatment. Therefore, many employers desire advance assurance that the terms of their plans satisfy the qualification requirements. The Service provides such advance assurance for regional prototype plans by issuing favorable notification letters. However, in some cases, a determination letter is also required for reliance.

SIGNIFICANCE OF A FAVORABLE NOTIFICATION LETTER

Notification letters are issued by the Service to sponsors of regional prototype plans. Plan sponsors then make the plan available to employers who may adopt the plans for the benefit of their employees.

         The significance of a favorable notification letter differs for standardized plans and nonstandardized plans. A standardized plan can be identified by the number 2, 5, or 7 appearing in the second position of the letter serial number (the number following the alpha character which appears in the upper right portion of the letter). A nonstandardized plan may be identified by the number 3, 6, or 8 appearing in the second position.

STANDARDIZED PLANS. A standardized plan is designed to be automatically acceptable under any fact pattern, except as indicated below. Therefore, there is no need to request a determination letter for such plans, provided the employer does not amend the plan and chooses only those options in the adoption agreement that were approved by the Service. Although a determination letter is not requested, the employer must still inform interested parties of the establishment or amendment of the plan. However, a determination letter is required for advance assurance that the provisions of the plan satisfy the qualification requirements if the employer maintains or has maintained another qualified plan. The Employer is not considered to have maintained another plan merely because the plan was previously not a standardized plan. Under certain circumstances, employers who have adopted standardized defined benefit plans may wish to request a determination letter that their plans prior benefit structure satisfies the requirements of Internal Revenue Code section 401(a)(26).

         Paired plans are standardized plans that are designed to work together. A paired plan may be recognized by the phrase "other than a specified paired plan" appearing in the fifth or sixth paragraph of the notification letter. If the employer maintains and has maintained only paired plans, a determination letter is not needed.

NONSTANDARDIZED PLANS. It is possible that the unique fact patterns applicable to a specific employer may cause a nonstandardized plan to fail qualification. Therefore, to obtain advance assurance that the plan is qualified, the plan must be submitted for a determination letter. A determination letter is similar to an insurance policy that will, in many cases, protect the employer and plan beneficiaries from adverse tax consequences if the plan is later found to be nonqualified in the absence of a change in law, provided the plan is being operated in good faith in accordance with plan provisions. This advance assurance is a service provided by the Internal Revenue Service, and is not required for qualification. Form 5307, Application for Determination for Adopters of Master or Prototype Regional Prototype or Volume Submitter Plans, is used to request a determination letter, along with Form 5302, Employee Census, Form 8717 (explained later), a copy of the adoption agreement, a copy of the notification letter, a certification from the plan sponsor that the plan has not been withdrawn and is still in effect, and a copy of any separate trust or custodial account document.

USER FEE. There is a charge for requesting a determination letter, but the charge is significantly reduced for regional prototype plans. Please complete and attach Form 8717, User Fee for Employee Plan Determination Letter Request, to Form 5307 when requesting a determination letter.

LAW CHANGES AFFECTING THE PLAN. Plans must be amended to retain their qualified status if any plan provision fails qualification requirements because of changes in the law becoming effective subsequent to the issuance of the notification letter. If the plan is not amended, the plan will become nonqualified without specific notice from the Service. This will occur even if the employer has received a favorable determination letter in addition to the notification letter. The employer and plan participants may be subject to adverse tax consequences if the plan is nonqualified.

         The first character of the serial number assigned to the plan indicates the latest law change for which the plan had been amended. For example, the letter "D" indicates the plan was amended for the Tax Reform Act of 1986, which generally became effective for plan years after the 1988 plan year.

         A notification letter will not be applicable after a change in qualification requirements unless the plan sponsor requests a new notification letter within 12 months after the change. The plan sponsor must provide those employers for whom the employer is continuing to sponsor the plan with a copy of the amendments and the new notification letter within 60 days of the receipt of the new letter. If a change requires modification of the adoption agreement, employers must execute the new agreement by the later of 6 months after issuance of the new notification letter, or the end of the period specified in Internal Revenue Code section 401(b).

     If the application for a notification letter was submitted to the Service within certain time frames, the plan generally need not be amended again unless required to do so by legislation. The application was submitted to the Service within these time frames, if the following paragraph appears in the notification letter: "For purposes of sections 15.02 and 15.03 of Rev. Proc. 89-13, 1989-1 C.B. 801, your application was received timely".

REQUIRED NOTIFICATIONS TO ADOPTING EMPLOYERS. The plan sponsor must provide adopting employers with annual notifications indicating whether the sponsor intends to continue to sponsor the plan, and whether amendments have been made to the plan. The plan sponsor must also notify employers within 60 days if the plan sponsor discontinues its sponsoring of the plan.

REQUIRED NOTIFICATIONS TO THE INTERNAL REVENUE SERVICE. On each anniversary of the date of issuance of the notification letter, the plan sponsor must advise the Service whether the sponsor has made any changes to the plan, and whether the plan is still being made available for adoption by employers. The plan sponsor must also provide a listing of adopting employers, and a statement that the plan sponsor has provided employers with the notification described in the above paragraph.

REPORTING REQUIREMENTS. Most plan administrators or employers who maintain an employee benefit plan must file an annual return/report with the Internal Revenue Service. The following forms should be used for this purpose:

FORM 5500EZ - generally for a "One-Participant Plan," which is a plan that covers only: (1) an individual, or an individual or his or her spouse who wholly owns a business, whether incorporated or not, or (2) partner(s) in a partnership or the partner(s) and their spouse(s). If Form 5500EZ cannot be used, the one-participant plan should use 5500-C or 5500-R, whichever applies. NOTE: Keogh (H.R. 10) plans are required to file an annual return even if the only participants are owner-employees. The term "owner-employee" includes a partner who owns more than 10% interest in either the capital or the profits of the partnership. This applies to both defined contribution and defined benefit plans.

FILING EXCEPTION FOR PLANS THAT HAVE NO MORE THAN $100,000 IN ASSETS. An annual return is not required to be filed for one participant plans having less than $100,000 in assets that otherwise qualify for filing Form 5500EZ.

FORM 5500 - for a pension benefit plan with 100 or more participants at the beginning of the plan year.

FORM 5500-C - for a pension benefit plan with more than one but fewer than 100 participants at the beginning of the plan year.

FORM 5500-R - for a pension benefit plan with more than one but fewer than 100 participants at the start of the plan year for which 5500-C is not filed. NOTE:
For 1989 and subsequent years Form 5500-R is part of the Form 5500C/R package. Filing only the first two pages of the Form 5500C/R package constitutes the filing of a Form 5500-R.

WHEN TO FILE. Forms 5500 and 5500EZ must be filed annually. Form 5500-C must be filed for (i) the initial plan year, (ii) the year a final return/report would be filed, and (iii) at three-year intervals. Form 5500-R must be filed in the years when Form 5500-C is not filed (See Note above). However, 5500-C will be accepted in place of 5500-R.

DISCLOSURE. The Internal Revenue Service will process the returns and provide the Department of Labor and the Pension Benefit Guarantee Corporation with the necessary information and copies of the returns on microfilm for disclosure purposes.

                                     PART II


                         [CHESTNUT STREET EXCHANGE FUND]
                          -----------------------------


                            DEFINED CONTRIBUTION PLAN
                    (PROFIT-SHARING OR PROFIT-SHARING 401(K))

                       REGIONAL PROTOTYPE PLAN NUMBER 001

                               ADOPTION AGREEMENT

                           DRINKER BIDDLE & REATH LLP

        REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT
        ----------------------------------------------------------------

        NOTES TO ADOPTING EMPLOYERS AND TO ADOPTING AFFILIATED EMPLOYERS:
        -----------------------------------------------------------------

THIS ADOPTION AGREEMENT MAY ONLY BE USED WITH THE DRINKER BIDDLE & REATH LLP REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN.

FAILURE TO PROPERLY FILL OUT THIS ADOPTION AGREEMENT MAY RESULT IN THE DISQUALIFICATION OF THE PLAN AS ADOPTED BY THE EMPLOYER.

A CASH OR DEFERRED ARRANGEMENT MAY NOT BE ADOPTED BY A TAX EXEMPT OR GOVERNMENTAL ORGANIZATION WITH THE EXCEPTION OF CERTAIN PRE-EXISTING PLANS.

DRINKER BIDDLE & REATH LLP, THE SPONSORING ORGANIZATION OF THIS PLAN, WILL INFORM THE ADOPTING EMPLOYER AND/OR ADOPTING AFFILIATED EMPLOYER OF ANY AMENDMENTS MADE TO THE PLAN OR OF THE DISCONTINUANCE OR ABANDONMENT OF THE PLAN.

DRINKER  BIDDLE & REATH LLP IS THE  SPONSORING  ORGANIZATION  OF THIS PLAN.  ITS
ADDRESS  IS  PHILADELPHIA   NATIONAL  BANK  BUILDING,   1345  CHESTNUT   STREET,
PHILADELPHIA, PA 19107-3496 AND ITS TELEPHONE NUMBER IS (215) 988-2855.

--------------------------------------------------------------------------------
         (FILL IN BLANKS AND INDICATE SELECTION WHERE REQUIRED)

             The undersigned Employer hereby (check applicable box)

                 [   ]   adopts

                 [ X ] adopts, as an amendment to a predecessor plan and trust agreement of the Employer,


the DRINKER BIDDLE & REATH LLP REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT, consisting of Part I, the Plan and Trust Agreement, and Part II, this Adoption Agreement. The Plan and Trust Agreement, as so adopted, shall be known as the [FUND OFFICE RETIREMENT PROFIT-SHARING PLAN AND TRUST AGREEMENT] (the "Plan"), a DEFINED CONTRIBUTION PLAN (PROFIT-SHARING OR PROFIT-SHARING 401(K)) AND TRUST AGREEMENT. The Employer and Trustee, by signing this Adoption Agreement, mutually agree and consent to the terms of the Plan and Trust, consisting of Part I, the Plan and Trust Agreement, and Part II, this Adoption Agreement.






(COPYRIGHT SIGN) DRINKER BIDDLE & REATH LLP 1997

       NAME OF ADOPTING EMPLOYER: [CHESTNUT STREET EXCHANGE FUND]
                                   -----------------------------

       ADDRESS OF ADOPTING EMPLOYER:   [BELLEVUE PARK CORPORATE CENTER
                                        400 BELLEVUE PARKWAY, SUITE 100
                                        WILMINGTON, DE  19809          ]

       ADOPTING EMPLOYER'S EMPLOYER IDENTIFICATION NUMBER: [ 51-0199471 ]

       ADOPTING EMPLOYER'S BUSINESS CODE NUMBER: [ 6742               ]
                                                  --------------------


       TYPE OF ENTITY (check one): [   ]  Corporation  [   ] S Corporation

           [   ]  Sole Proprietor         [ X ]  Partnership       [   ]  Church

           [   ]  Tax Exempt Organization  [   ] Governmental Organization

           [   ]  Professional Corporation

           [   ]  Other (Specify): [                                          ]



       PLACE OF INCORPORATION OR OTHER ORGANIZATION (SPECIFY): [-------------
                     CALIFORNIA                                             ]

       DATE OF INCORPORATION OR DATE BUSINESS BEGAN: [ MARCH 25, 1976    ]

       ADMINISTRATIVE COMMITTEE EMPLOYER IDENTIFICATION NUMBER: [23-2118138]

       PLAN NAME: [ FUND OFFICE RETIREMENT PROFIT-SHARING PLAN              ]

       PLAN IDENTIFICATION NUMBER: [  001 (333 FOR FORM 5500C/R)            ]
                                    ----------------------------------------


       TRUST NAME: [ FUND OFFICE RETIREMENT PROFIT-SHARING PLAN TRUST       ]

       TRUST EMPLOYER IDENTIFICATION NUMBER (IF ANY): [ 23-2487197          ]

       REGIONAL PROTOTYPE (PROFIT-SHARING (401(K)) PLAN NOTIFICATION LETTER NUMBER: D8520005 (PN:001 JANUARY 4, 1993)

       FROZEN PLAN: If the Employer has discontinued all further contributions to the Plan, check here [ ]. The Employer and the Trustee shall, however, continue to maintain the Plan and Trust in accordance with the requirements of the Internal Revenue Code and the Treasury regulations thereunder.

       TYPE PLAN: The Plan, as adopted under this Adoption Agreement, is a (check one):

               [ X ]    (A)  Profit-Sharing Plan.

               [   ]    (B)  Profit-Sharing 401(k) Plan.

         A.1.1 ACCRUAL COMPUTATION PERIOD. The Accrual Computation Period is the (check one):

                      [ X ]    (A) Plan Year

                      [   ]    (B) (A consecutive  12-month  period ending  with
                               or within the Plan Year.) Enter the day and the month this period begins: [ ](day) [ ](month).
                               For Employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year.

         A.1.4 ADMINISTRATIVE COMMITTEE. The name(s) and address(es) of the member(s) of the Administrative Committee are:

         [(A)  EDWARD J. ROACH
               BELLEVUE PARK CORPORATE CENTER
               400 BELLEVUE PARKWAY, SUITE 100
               WILMINGTON, DE 19809

          (B)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
          (C)
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------
               ----------------------------------------------------------------]


              A.1.10 COMPENSATION. Compensation shall be determined over the Accrual Computation Period elected in Section A.1.1.

                               (A) Compensation shall (check one):

                               [ X ] (1) Include       [   ]  (2) Not include
                                ---                     ---

     Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code.


                               (B) Compensation shall exclude (specify): [
                                   N/A                                        .]
         (Note that this exclusion applies only to the manner of determining contributions to the Plan and for no other purpose; if not applicable, insert letters N/A in blanks).


              A.1.12  CONTROLLED GROUP.

              (A) Is the adopting Employer a member of a Controlled Group (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No
                                ---                            ---

                               (B) If Section A.1.12(A)(1) is checked, is the adopting Employer a member of an affiliated service group (check one)?

                               [   ]  (1) Yes    [   ]  (2)  No  [ X ]  (3)  N/A
                                ---               ---             ---


         If Section A.1.12(A)(1) is checked, list the name and address of each member in the following blanks (and if Section A.1.12(B)(1) is also checked, indicate whether the member is an affiliated service group member): [ N/A
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         ----------------------------------------------------------------------]

         (If Section A.1.12(A)(2) is checked, the letters N/A should be inserted in these blanks)

              A.1.17 CONTRIBUTIONS ON BEHALF OF DISABLED PARTICIPANTS. The Employer (check one):

                      [   ]    (A)  Will                  [ X ]   (B)  Will not
                       ---                                 ---

     make contributions on behalf of disabled Participants on the basis of the compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled.

     Such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee, and contributions made on behalf of such Participant shall be nonforfeitable when made.

              A.1.18  EARLY RETIREMENT DATE.

                              (A) Shall the Plan provide for an Early Retirement
     Date (check one)?

                              [   ]    (1)  Yes          [ X ]  (2)  No
                               ---                        ---

         If Section A.1.18(A)(1) is checked, complete the following:

                              (B) Early  Retirement  Date shall mean the (check
one):

                              [   ]    (1)  Last day of the Plan Year

                              [   ]    (2)  Last day of the month (must coincide
                                       with a Valuation Date)

                              [   ]    (3)  [             ] (fill in date) (must
                                       coincide with a Valuation Date)

         in which the Participant attains age [ ] (not later than age 64) and completes [ ] Years of Service for Benefit Accrual with the Employer.

              A.1.19 EARNED INCOME. This Section shall apply only if the Plan, as adopted by the adopting Employer, covers Self-Employed Persons.

              A.1.20 EFFECTIVE DATE. If the adoption of this Plan and Trust Agreement constitutes the adoption of a new plan and trust agreement, check (A) and fill in blank. If the adoption of this Plan and Trust Agreement constitutes the restatement of an existing plan and trust agreement (including a prior version of this Plan and Trust Agreement), check (B) and fill in blanks.

                      [   ]    (A)  NEW PLAN. The Effective Date of the Plan and
                               Trust Agreement is [              ].


                      [ X ] (B) RESTATED PLAN. The original effective date of the predecessor plan and trust agreement was [SEPTEMBER 18, 1981]. Except as otherwise specifically provided herein, the Effective Date of the Plan and Trust Agreement, as restated herein, is [DECEMBER 1, 1997, EXCEPT AS OTHERWISE INDICATED].


              A.1.24 ELIGIBILITY COMPUTATION PERIOD. If Section A.1.33(A)(4) is checked or if the elapsed time method is checked under Section A.2.2(B)(2), check here [ ] and do NOT complete the remainder of this Section A.1.24. Otherwise, the Eligibility Computation Period shall be calculated as follows:

               (A) COMPUTATION PERIOD. The Eligibility Computation Period shall be calculated pursuant to (check (1) or (2)):

                               [ X ] (1) NORMAL RULE. The Eligibility Computation Period(s) shall be determined under Section 1.24(A) of the Plan.

                               [ ] (2) ALTERNATE RULE. The Eligibility Computation Period(s) shall be determined under Section 1.24(B) of the Plan.


               (B) HOURS OF SERVICE REQUIRED. The number of Hours of Service which must be completed in order to meet the Eligibility Computation Period requirements of the Plan is [ 1 ] (fill in blank but not to exceed 1,000 Hours of Service).


              A.1.27 EMPLOYEE PENSION BENEFIT PLAN. Does the Employer or any member of its Controlled Group maintain or has the Employer or any member of its Controlled Group maintained any other Employee Pension Benefit Plan (check one)?

                      [ X ]    (A)  Yes                       [   ]  (B)   No

     If Section A.1.27(A) is checked, list such Employee Pension Benefit Plan(s) in the following lines: [CHESTNUT STREET EXCHANGE FUND RETIREMENT PROFIT-SHARING PLAN; INDEPENDENCE SQUARE INCOME SECURITIES, INC. RETIREMENT
     PROFIT- SHARING PLAN; TEMPORARY INVESTMENT FUND, INC. RETIREMENT PROFIT-SHARING PLAN; AND TRUST FOR SHORT TERM FEDERAL SECURITIES RETIREMENT PROFIT-SHARING PLAN. ALL OF THE FOREGOING PLANS WERE MERGED INTO THIS PLAN EFFECTIVE DECEMBER 1, 1987. ]


     (If Section A.1.27(B) is checked, the letters N/A should be inserted in these blanks).

              A.1.33  ENTRY DATE.  Entry Date shall mean (check (A) or (B)):

                      [ X ]    (A)  REGULAR METHOD.

                               [   ]    (1) The first day of the Plan Year (this
                                        option cannot be used unless the maximum
                                        age and service requirements are reduced
                                        by 1/2  year  (I.E.,  age 20 1/2 or less
                                        must    be     selected    in    Section
                                        A.2.2(B)(1)(a)(ii)   and   the   service
                                        requirement  in  Section  A.2.2(B)(1)(a)
                                        (i)  must  be   reduced  by  1/2  year),
                                        coincident with, or, if the first day of
                                        the Plan Year does not so coincide,  the
                                        first   day  of  the  Plan   Year   next
                                        following, the date on which an Employee meets the eligibility requirements of
                                        Article II of the Plan.

                               [   ]    (2)  The first day  of  the Plan Year or
                                        the date six months  after the first day
                                        of the  Plan  Year  (whichever  date  is
                                        earlier),  coincident  with,  or if such
                                        dates do not so coincide,  the first day
                                        of the Plan Year or the date six  months
                                        after  the  first  day of the Plan  Year
                                        (whichever   date   is   earlier)   next
                                        following, the date on which an Employee meets the eligibility requirements of
                                        Article II of the Plan.

                               [   ]    (3)    The    first  day  of  the  month
                                        coincident with, or if the first day of the month does not so coincide, the first day of the month next following, the date on which an Employee meets the eligibility requirements of Article II of the Plan.

                               [   ]    (4)  The Employee's date of hire.

                               [ X ]    (5)    The    date    on    which    the
                                        eligibility requirements of Article II of the Plan are met.

                               [   ]    (6) The first day of the quarter (in the
                                        the Plan Year) coincident with, or if the first day of the quarter does not so coincide, the first day of the quarter
                                        (in the Plan Year) next following, the date on which an Employee meets the eligibility requirements of Article II of the Plan.

                               [   ]    (7) The  first  day of  the Plan Year in
                                        which an Employee meets the eligibility requirements of Article II of the Plan.

                      [  ]     (B)  ELAPSED TIME METHOD.  The Employee's  first
                               day of employment or reemployment in accordance with the rules of Section 1.55(B) of the Plan.

              A.1.35 EXCESS COMPENSATION. Excess Compensation shall mean Compensation in excess of (check applicable block):

                      [   ]    (A)  Taxable Wage Base.

                      [   ]    (B) [$---] (if (B)  is   checked,  insert  dollar
                               amount not to exceed the Taxable Wage Base).

                      [ X ] (C) N/A  (The  Plan is not  integrated  with  Social
                            Security).

              A.1.38  HIGHLY COMPENSATED EMPLOYEE.

                               (A)    CALENDAR YEAR ELECTION.  Does the Employer
     desire to make the calendar year election provided in Section 1.38 of the Plan for purposes of determining the look-back year calculation (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No
                                ---                            ---

IF THIS ELECTION IS MADE, SUCH ELECTION MUST APPLY TO ALL PLANS, ENTITIES AND ARRANGEMENTS OF THE EMPLOYER.

                               (B)      SIMPLIFIED DEFINITION.  If  the Employer
     maintains significant business activities (and employs Employees) in at least two significantly separate geographic areas, the Employer may elect the simplified definition of Highly Compensated Employee in Section 1.38 of the Plan. Does the Employer desire to make this election (check one):

                               [   ]  (1)  Yes   [ X ]  (2)   No  [   ]  (3) N/A
                                ---               ---              ---


              A.1.44  INVESTMENT MANAGER. The name and address of the Investment
Manager are: [                    N/A
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------]
(If no Investment Manager has been appointed by the Employer, the letters N/A should be inserted in these blanks).


              A.1.46  LEASED  EMPLOYEES.  Does  the  Employer  have  any   Lease
Employees (check one)?

                      [   ]    (A)  Yes          [ X ]  (B)   No

     If Section A.1.46(A) is checked, complete Section A.2.3(H) below.

              A.1.47 LIMITATION COMPENSATION. Limitation Compensation shall mean all of each Participant's (check one):

                      [ X ] (A) Wages, Tips and Other Compensation as Reported on Form W-2.

                      [   ]    (B)  Code Section 3401(a) Wages.

                      [   ]    (C)  Code Section 415 Safe-Harbor Compensation.

              A.1.48  LIMITATION   YEAR.  The Limitation   Year  is   the (check
applicable block):

                      [   ]    (A)  Calendar year.


                      [ X ] (B) Twelve-consecutive month period ending (insert month and day) [ NOVEMBER 30 ].


              A.1.53 NORMAL RETIREMENT AGE. Normal Retirement Age shall mean (check one):


                      [ X ] (A) Age [ 65 ] (fill in blank but not earlier than age 62 and not later than age 65).


                      [   ]    (B) The  later of age [ ] fill in   blank but not
                               earlier than age 62 and not later than age 65) or
                               the [ ] (fill in  blank  but not to  exceed  5th)
                               anniversary  of the first  day of the first  Plan
                               Year   in   which   the   Participant   commenced
                               participation in the Plan.

              A.1.55 ONE-YEAR BREAK IN SERVICE. A One-Year Break In Service shall be determined by the following method (check one):

                      [ X ] (A) REGULAR METHOD. If this method is selected, a One- Year Break In Service shall occur in any Computation Period in which the Employee completes not more than [ 100] (fill in blank, but not to exceed 500) Hours of Service.


                      [   ]    (B)  ELAPSED TIME METHOD.

              A.1.56  OWNER-EMPLOYEES OR SHAREHOLDER-EMPLOYEES.

                               (A) Does the Plan cover any Owner-Employees, as defined in Section 1.56 of the Plan (check one)?

                               [   ]    (1)  Yes         [   ]  (2)   No
                                ---                       ---

                               [ X ] (3) N/A (This Plan does not cover any Self-Employed Persons)

         If Section A.1.56(A)(1) is checked, see Section 2.4 of the Plan.

              (B) Does the Plan cover any shareholder-employees, as defined in Section 7.11(A)(7) of the Plan (check one)?

                               [   ]    (1)  Yes              [   ]  (2)   No
                                ---                            ---

                               [ X ]    (3)  N/A  (The Employer is not an
                                        electing S corporation)

         If Section A.1.56(B)(1) is checked, see Section 7.11(A)(7) of the Plan.


              A.1.63 PLAN SPONSOR. The name(s) and address(es) of the Plan Sponsor(s) are: [ CHESTNUT STREET EXCHANGE FUND
                  BELLEVUE PARK CORPORATE CENTER
                  400 BELLEVUE PARKWAY, SUITE 100
                  WILMINGTON, DE 19809                    ]

              A.1.64 PLAN YEAR. The Plan Year shall be the Computation Period ending (insert month and day) [ NOVEMBER 30 ].

              A.1.72 QUALIFYING EMPLOYER SECURITIES. If this Adoption Agreement provides for investments in Qualifying Employer Securities, the Employer may restrict the types of Employer Securities so qualifying by indicating the
restrictions in the following blanks: [    NO RESTRICTIONS
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------]
(If investment in Qualifying Employer Securities is not restricted to type, insert in the blanks the words "No Restrictions"; if investment in Qualifying Employer Securities is not permitted, insert the letters N/A in the blanks).


              A.1.78 SELF-EMPLOYED PERSONS. Does the Plan cover Self-Employed Persons (check one)?

                      [   ]    (A)  Yes              [ X ]  (B)   No

              A.1.79  SERVICE.

                               (A) If not otherwise required by the Plan, shall service with predecessor employer(s) (to the extent specified in Section A.1.79 (B) and (C)) be treated as Service with the Employer (check one)?
                               [   ]    (1)  Yes              [   ]  (2)   No
                                ---                            ---

                               [ X ]    (3)  N/A (No predecessor employer)

                               (B) If Section A.1.79(A)(1) is checked, service with the predecessor employer(s) specified in Section A.1.79 (C) shall be treated as Service with the Employer for purposes of (check applicable blank(s)):

                               [   ] (1) Eligibility for Participation

                               [   ] (2) Vesting

                               [ X ] (3) N/A


                               (C) If Section A.1.79(A)(1) is checked, indicate the name of the predecessor employer(s) in the following blanks:
          [ N/A ]
          ----------------------------------------------------------------------
          (If Section A.1.79(A)(2) or (3) is checked, insert the letters N/A in the blanks).


                               (D) If Section A.18.17(A) is checked, and the Prior Plan credited service under the elapsed time method, indicate the equivalency (if any) which is to be used to credit service in the Computation Period in which the amendment is effective, if the effective date of the amendment is other than the first day of the Computation Period (check one):

                               [   ]  Daily                       [   ]  Monthly

                               [   ]  Weekly                      [ X ]  N/A

                               [   ]  Semi-Monthly


              A.1.83  TAXABLE YEAR.  The  Employer's   Taxable Year is  the year
 ending (insert month and day) [ DECEMBER 31 ].


              A.1.85 TOP-HEAVY RATIO. For purposes of establishing present value to compute the Top-Heavy Ratios of Section 1.85 of the Plan, any benefit shall be discounted only for mortality and interest based on the following:

                               (A) INTEREST RATE (check one):

                               [ X ] (1) APPLICABLE INTEREST RATE (For purposes of this Section A.1.85, "Applicable Interest Rate" shall mean the interest rate or rates which would be used, as of the date distribution commences under a Defined Benefit Plan, by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a participant's benefits under such Defined Benefit Plan if such Defined Benefit Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date. For purposes of this provision, the "date distribution commences" shall mean the Top-Heavy Valuation Date).

                               [   ]    (2)  OTHER (specify) [           ]%


                               (B) MORTALITY TABLE: [1984 UNISEX MORTALITY
                                   TABLE]

              A.1.86 TOP-HEAVY VALUATION DATE. The Top-Heavy Valuation Date, for purposes of calculating the Top-Heavy Ratios shall be (fill in blank) [ THE LAST DAY ] of each Plan Year.


              A.1.91 TRUSTEE(S). The name(s) and address(es) of the Trustee(s) are:


         [(A)      ROBERT R. FORTUNE
                   BELLEVUE PARK CORPORATE CENTER
                   400 BELLEVUE PARKWAY, SUITE 100
                   WILMINGTON, DE  19809

          (B)      EDWARD J. ROACH
                   BELLEVUE PARK CORPORATE CENTER
                   400 BELLEVUE PARKWAY, SUITE 100
                   WILMINGTON, DE 19809

          (C)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------]


              A.1.93  VALUATION DATE.  Valuation Date shall mean:

                                (A) For purposes of determining a Participant's Accrued Benefit which is distributable in accordance with Article VII of the Plan (check one):

                               [   ]    (1)  Last day of Plan Year.


                               [ X ]    (2) Last  day  of  Plan  Year and  [ THE
                                        LAST DAY OF EVERY OTHER  CALENDAR  MONTH
                                        DURING THE PLAN YEAR
                                        -----------------] (insert date(s)).


                                (B) For purposes of determining the fair market value of assets in the Trust Fund and allocating the increase or decrease in the assets in accordance with Sections 5.3 and 5.4 of the Plan (check one):

                                [ X ] (1) The date(s) specified in Section A.1.93(A).

                                [   ]  (2)  Last   day   of  Plan  Year  and [ ]
                                       (insert date(s)).

              A.1.97  YEAR OF SERVICE FOR BENEFIT ACCRUAL.

                                (A) GENERAL. A Year of Service for Benefit Accrual shall be determined by the following method (check one):

                               [ X ] (1) REGULAR METHOD. (This method must be selected if Section A.1.55(A) is checked). In order for a Participant to have a Year of Service for Benefit Accrual for any Plan Year, the Participant must complete the number of Hours of Service indicated (check either
                                        (a) and fill in blank or (b)):


                                        [  X ]   (a)   The   number  of Hours of
                                                 Service which must be completed
                                                 with the  Employer in order for
                                                 a Participant to have a Year of
                                                 Service for Benefit  Accrual is
                                                 [ 200 ] (fill in blank  but not
                                                 to   exceed   1,000   Hours  of
                                                 Service).


                                        [    ]   (b)  The  number  of  Hours  of
                                                 Service which must be completed
                                                 with the  Employer in order for
                                                 a Participant to have a Year of
                                                 Service for Benefit Accrual for
                                                 a  Plan  Year  is  501  if  the
                                                 Participant  is not  an  active
                                                 Employee on the last day of the
                                                 Plan Year;  if the  Participant
                                                 is an  active  Employee  on the
                                                 last day of the Plan Year, only
                                                 one  Hour of  Service  with the
                                                 Employer  must be  completed in
                                                 order  for the  Participant  to
                                                 have  a  Year  of  Service  for
                                                 Benefit  Accrual  for such Plan
                                                 Year.

                            NOTE: UNDER PROPOSED TREAS. REG. SS.SS. 1.410(B) AND 1.401(A)(26), IT MAY BE NECESSARY TO PROVIDE THAT NO MORE THAN 501 HOURS OF SERVICE ARE REQUIRED FOR A YEAR OF SERVICE FOR BENEFIT ACCRUAL FOR ANY PARTICIPANT WHO HAS TERMINATED EMPLOYMENT AND IS NOT AN ACTIVE EMPLOYEE ON THE LAST DAY OF THE PLAN YEAR AND THAT NO MORE THAN ONE HOUR OF SERVICE IS REQUIRED FOR A YEAR OF SERVICE FOR BENEFIT ACCRUAL FOR ANY PARTICIPANT WHO IS AN ACTIVE EMPLOYEE ON THE LAST DAY OF THE PLAN YEAR. (PROPOSED TREAS. REG. SS.SS. 1.410(B)-3(C) AND 1.401(A)(26)-3(B)(8)).

                               [   ]    (2)  ELAPSED TIME  METHOD.  (This method
                                        must be selected if Section A.1.55(B) is checked).

                                (B) ELECTIVE DEFERRAL CONTRIBUTIONS. If Elective
          Deferral Contributions are provided for under Section A.3.4 of the Adoption Agreement, the number of Hours of Service which a Participant must complete in a Year of Service for Benefit Accrual is [ N/A] (fill in blank but not to exceed 1,000 Hours of Service unless Section A.1.97(A)(2) is checked, in which case insert letters "ET" and the elapsed time rules apply; if there are no Elective Deferral Contributions, insert letters "N/A") in order for the Participant to have Elective Deferral Contributions made on his behalf under the Plan.

                                (C) MATCHING CONTRIBUTIONS. If Matching Contributions by the Employer are provided for under Section A.3.5 of the Adoption Agreement, the number of Hours of Service which a Participant must complete in a Year of Service for Benefit Accrual is [ N/A ] (fill in blank (if there are no Matching Contributions, insert letters "N/A") but not to exceed 1,000 Hours of Service unless Section A.1.97(A)(2) is checked, in which case insert letters "ET" and the elapsed time rules apply) in order for the Employer to match Participant Contributions or Elective Deferral Contributions of such Participant under Section A.3.5 of the Adoption Agreement.


          Except as provided  in  Sections  A.1.97(B) and  A.1.97(C),  a Year of
          Service for  Benefit   Accrual  shall  be  determined   under  Section
          A.1.97(A).


              A.1.98 YEAR OF SERVICE FOR ELIGIBILITY. The number of Hours of Service which must be completed in order for an Employee to have a Year of Service for Eligibility is [ 1 ] (fill in blank, but not to exceed 1,000 Hours of Service; insert letters N/A if Section A.1.33(A)(4) is checked or if the elapsed time method is selected under Section A.2.2.(B)(2).


              A.1.99 YEAR OF SERVICE FOR VESTING. A Year of Service for Vesting shall be determined by the following method (check one):


                      [ X ] (A) REGULAR METHOD. (This method must be selected if Section A.1.55(A) is checked). The number of Hours of Service which must be completed in order for a Participant to have a Year of Service for Vesting is [ 200 ] (fill in blank but not to exceed 1,000 Hours of Service).


                      [   ]    (B)  ELAPSED  TIME  METHOD.  (This method must be
                               selected if Section A.1.55(B) is checked).

                      [   ]    (C)  N/A (Plan provides 100% immediate vesting).

              A.2.2  ELIGIBILITY REQUIREMENTS.

                               (A)  ELIGIBLE CLASSES OF EMPLOYEES:

                                        (1) Except as provided in (2) below, the following Employees are or shall be eligible to participate in the Plan (check one):

                                        [ X ]    (a)  All Employees

                                        [   ]    (b)  Salaried Employees only
                                                 (as defined in Section  1.77 of
                                                 the Plan)

                                        [   ]    (c)  Hourly  Employees only (as
                                                 defined in Section  1.40 of the
                                                 Plan)

                                        [   ]    (d)   All   Employees    except
                                                 (specify  class or  classes  of
                                                 Employees to be excluded): [
                                                                       ]

                                        (2) The following Employees shall not be eligible to participate in the Plan (check block(s) if such Employees are to be excluded):

                                        [ X ]    (a) Union Employees (as defined
                                                 in Section 1.92 of the Plan)

                                        [ X ]    (b)   Non-Resident  Aliens  (as
                                                 defined in Section  1.52 of the
                                                 Plan)
                                (B)   LENGTH   OF    SERVICE;    MINIMUM    AGE:
          Participation in the Plan shall be determined under either the regular method or the elapsed time method (check (1) or (2)):

                               [ X ] (1) REGULAR METHOD. If the regular method is selected, check (a) or (b):

                                        [  ] (a) SERVICE  AND   AGE REQUIREMENT.
                                             In  order  to  participate  in  the
                                             Plan,  an  Employee  shall meet the
                                             following   requirements  (complete
                                             blanks):

                                                 (i)  SERVICE.

                                                      (AA)   ELECTIVE   DEFERRAL
                                                      CONTRIBUTIONS. An Employee
                                                      shall have  completed  [ ]
                                                      Year   of   Service    for
                                                      Eligibility (not more than
                                                      one  Year of  Service  for
                                                      Eligibility)     to     be
                                                      eligible to make  Elective
                                                      Deferral Contributions.

                                                      (BB)              MATCHING
                                                      CONTRIBUTIONS. An Employee
                                                      shall have  completed  [ ]
                                                      Year(s)  of  Service   for
                                                      Eligibility (not more than
                                                      two Years of  Service  for
                                                      Eligibility)     to     be
                                                      eligible    for   Matching
                                                      Contributions.

                                                      (CC)              EMPLOYER
                                                      CONTRIBUTIONS    AND   ALL
                                                      OTHER     PURPOSES.     An
                                                      Employee     shall    have
                                                      completed  [ ] Year(s)  of
                                                      Service  for   Eligibility
                                                      (not  more  than two Years
                                                      of       Service       for
                                                      Eligibility)  for Employer
                                                      Contributions  and for all
                                                      other   purposes   of  the
                                                      Plan.

                                                 Note     that    in     Section
                                                 A.2.2(B)(1)(a)(i)(BB)  and (CC)
                                                 not  more   than  one  Year  of
                                                 Service for  Eligibility may be
                                                 selected,  if the option  under
                                                 Section  A.7.6(B)(1)(a)  is not
                                                 elected nor more than two Years
                                                 of Service for  Eligibility  if
                                                 the   option   under    Section
                                                 A.7.6(B)(1)(a) is elected.  For
                                                 purposes   of   this    Section
                                                 A.2.2(B)(1)(a)(i),      Service
                                                 includes    service    with   a
                                                 predecessor   employer  if  the
                                                 Employer  adopting  the Plan is
                                                 maintaining   the   plan  of  a
                                                 predecessor   employer.    Such
                                                 Service      also      includes
                                                 predecessor   service   to  the
                                                 extent    required    by    the
                                                 Secretary  of the  Treasury  or
                                                 his delegate.

                                                 Service    for    purposes   of
                                                 eligibility    also    includes
                                                 service   with  a   predecessor
                                                 employer if such service is not
                                                 otherwise    required   to   be
                                                 included  under  Sections  1.79
                                                 and  2.2  of  the  Plan  to the
                                                 extent   provided   in  Section
                                                 A.1.79.

                                                  (ii) AGE.  An  Employee  shall
                                                  have attained [ ] years of age
                                                  (not more than age 21).

                                        [ X ]    (b)    NO   SERVICE   OR    AGE
                                                 REQUIREMENT.   The  Plan  shall
                                                 cover   Employees  in  eligible
                                                 classes
                                                 effective  on the  first  Entry
                                                 Date  coinciding  with, or next
                                                 following, their date of hire.

                               [   ]    (2) ELAPSED  TIME  METHOD.  The Employee
                                        shall be eligible to  participate in the
                                        Plan on his first day of  employment  or
                                        reemployment   in  accordance  with  the
                                        rules of Section 1.55(B) of the Plan.

              A.2.3  ADDITIONAL RULES.

                               (A)-(F)  RESERVED.

                               (G) ALLOCATIONS TO PARTICIPANTS. Except as otherwise provided below, a Participant shall share in Employer contributions in any Plan Year if the Participant completes a Year of Service for Benefit Accrual during such Plan Year. Notwithstanding any other provision of the Plan or this Adoption Agreement, any Participant making Elective Deferral or Participant Contributions to the Plan for
         any Plan Year shall be entitled to such Elective Deferral or Participant Contributions.

                                        (1)   EMPLOYER    CONTRIBUTIONS.    This
                                        provision  shall  only  apply if Section
                                        A.1.97(A)(1) is checked and then only to the extent permitted by Section 3.11 of the Plan.

                                             (a)  SEPARATION  FROM  SERVICE  FOR
                                             REASONS   OTHER  THAN   DISABILITY,
                                             DEATH OR RETIREMENT.

                                               (i)   Shall    Participants   who
                                               separate  from the service of the
                                               Employer  (for reasons other than
                                               Disability,  death or retirement)
                                               before  the end of the Plan  Year
                                               even if  they  have  completed  a
                                               Year  of  Service   for   Benefit
                                               Accrual    share   in    Employer
                                               contributions  for such Plan Year
                                               (check one)?

                                               [ X ] (AA) Yes [ ] (BB) No

                                               [   ] (CC)      N/A      (Section
                                               A.1.97(A)(2) checked)

                            NOTE THAT SECTION A.2.3(G)(1)(A)(I)(AA) MUST BE CHECKED IF SECTION A.1.97(A)(1)(B) IS CHECKED.

                                               (ii)          If          Section
                                               A.2.3(G)(1)(a)(i)(AA) is checked,
                                               shall such  Participant  share in
                                               Employer  contributions  for such
                                               Plan Year if such Participant has
                                               not  completed  a Year of Service
                                               for Benefit Accrual (check one)?

                                               [ X ] (AA) Yes [ ] (BB) No

                                               [   ] (CC)  N/A  (Section   A.2.3
                                                     (G)(1)    (a)(i)(AA)    not
                                                     checked)

                                            (b) DISABILITY, DEATH OR RETIREMENT.

                                               (i)   Shall    Participants   who
                                               separate  from the service of the
                                               Employer  because of  Disability,
                                               death or  retirement  before  the
                                               end of the Plan Year even if they
                                               have  completed a Year of Service
                                               for  Benefit   Accrual  share  in
                                               Employer  contributions  for such
                                               Plan Year (check one)?

                                               [ X ] (AA) Yes [ ] (BB) No

                                               [   ] (CC)      N/A      (Section
                                               A.1.97(A)(2) checked)

                         NOTE THAT SECTION A.2.3(G)(1)(B)(I)(AA) MUST BE CHECKED IF SECTION A.1.97(A)(1)(B) IS CHECKED.

                                               (ii)          If          Section
                                               A.2.3(G)(1)(b)(i)(AA) is checked,
                                               shall such  Participant  share in
                                               Employer  contributions  for such
                                               Plan Year if such Participant has
                                               not  completed  a Year of Service
                                               for Benefit Accrual (check one)?

                                               [ X ] (AA) Yes [ ] (BB) No

                                               [   ] (CC)      N/A      (Section
                                                     A.2.3(G)(1)(b) (i)(AA) not
                                                     checked)

                                        (2)   MATCHING    CONTRIBUTIONS.    This
                                        provision  shall  only  apply if Section
                                        A.1.97(A)(1) is checked.

                                            (a)  SEPARATION   FROM  SERVICE  FOR
                                            REASONS OTHER THAN DISABILITY, DEATH
                                            OR RETIREMENT.

                                                     (i) Shall  Participants who
                                                     separate  from the  service
                                                     of   the   Employer    (for
                                                     reasons      other     than
                                                     Disability,     death    or
                                                     retirement)  before the end
                                                     of the (check one) [ ] (aa)
                                                     month [ ] (bb)  quarter [ ]
                                                     (cc)  Plan  Year for  which
                                                     the  Matching  Contribution
                                                     is being  made even if they
                                                     have  completed  a Year  of
                                                     Service for Benefit Accrual
                                                     share      in      Matching
                                                     Contributions    for   such
                                                     period (check one)?

                                                     [   ] (AA) Yes [ ] (BB) No

                                                     [ X ] (CC) N/A (No Matching
                                                     Contributions   or  Section
                                                     A.1.97(A)(2) checked)

                           NOTE  THAT  SECTION   A.2.3(G)(2)(A)(I)(AA)  MUST  BE
                           CHECKED IF SECTION A.1.97 (A)(1)(B) IS CHECKED.

                                                     (ii)       If       Section
                                                     A.2.3(G)(2)(a)(i)  (AA)  is
                                                     checked,     shall     such
                                                     Participant     share    in
                                                     Matching  Contributions for
                                                     such  (check  one) [ ] (aa)
                                                     month [ ] (bb)  quarter [ ]
                                                     (cc)   Plan  Year  if  such
                                                     Participant     has     not
                                                     completed a Year of Service
                                                     for Benefit  Accrual (check
                                                     one)?

                                                     [    ] (AA) Yes [ ] (BB) No

                                                     [ X  ] (CC)   N/A  (Section
                                                     A.2.3(G)(2)(a)(i)  (AA) not
                                                     checked)

                                            (b)      DISABILITY, DEATH OR
                                                     RETIREMENT.

                                                     (i) Shall  Participants who
                                                     separate  from the  service
                                                     of the Employer  because of
                                                     Disability,     death    or
                                                     retirement  before  the end
                                                     of the (check one) [ ] (aa)
                                                     month [ ] (bb)  quarter [ ]
                                                     (cc)  Plan  Year for  which
                                                     the  Matching  Contribution
                                                     is being  made even if they
                                                     have  completed  a Year  of
                                                     Service for Benefit Accrual
                                                     share      in      Matching
                                                     Contributions    for   such
                                                     period (check one)?

                                                     [ ] (AA) Yes [ ] (BB) No

                                                     [ X ] (CC) N/A (no Matching
                                                     Contributions   or  Section
                                                     A.1.97(A)(2) checked)

                           NOTE  THAT  SECTION   A.2.3(G)(2)(B)(I)(AA)  MUST  BE
                           CHECKED IF SECTION A.1.97(A)(1)(B) IS CHECKED.

                                                     (ii)       If       Section
                                                     A.2.3(G)(2)(b)  (i)(AA)  is
                                                     checked,     shall     such
                                                     Participant     share    in
                                                     Matching  Contributions for
                                                     such  (check  one) [ ] (aa)
                                                     month [ ] (bb)  quarter [ ]
                                                     (cc)   Plan  Year  if  such
                                                     Participant     has     not
                                                     completed a Year of Service
                                                     for Benefit  Accrual (check
                                                     one):

                                                     [   ]  (AA) Yes [ ] (BB) No

                                                     [ X ]  (CC)   N/A  (Section
                                                     A.2.3(G)(2)(b)(i)(AA)   not
                                                     checked.

                               (H) LEASED  EMPLOYEES.  Shall Leased Employees be
     eligible to participate in the Plan (check applicable block)?

                               [ ] (1) Yes [ ] (2) No [ X ] (3) N/A --- --- ---

     If Section A.2.3(H)(1) is checked, describe Leased Employees to be covered by the Plan and conditions and other limitations on such coverage in the following lines: [ N/A
     ---------------------------------------------------------------------------
     --------------------------------------------------------------------------]
    (If not applicable, insert letters N/A in these blanks)

              A.2.4 PLANS COVERING OWNER-EMPLOYEES. Section 2.4 of the Plan does not apply unless Section A.1.56(A) is checked.

              A.3.1  EMPLOYER CONTRIBUTIONS.

                               (A)  EMPLOYER CONTRIBUTIONS.

                                        (1) GENERAL.  Shall the Employer, in its
                                        sole  discretion,  be  permitted to make
                                        Employer   Contributions   to  the  Plan
                                        (check one)?

                                        [ X ] (a) Yes [ ] (b) No

                                        If Section A.3.1(A)(1)(a) is checked, such Employer Contributions shall be allocated under Section A.5.1(A).

                                        (2) PROFIT REQUIREMENTS. Shall Profits be required for Employer Contributions to the Plan (check one)?

                                        [   ] (a) Yes [ X ] (b) No

                               (B)  QUALIFIED NONELECTIVE CONTRIBUTIONS.

                                        (1)   ELECTION.   May  the  Employer  be
                                        permitted   to   make,   in   its   sole
                                        discretion,     Qualified    Nonelective
                                        Contributions to the Plan (check one)?

                                        [   ] (a) Yes [ ] (b) No

                                        [ X ] (c) N/A (No  Elective  Deferral or
                                        Participant Contributions)

                                        (2) AMOUNT. If the Employer does make such contributions to the Plan, then the amount of such contributions for each Plan Year shall be (check one):

                                        [   ]  (a) [  ]  percent (not  to exceed
                                               15 percent)  of the  Compensation
                                               of all  Participants  eligible to
                                               share in the allocation.

                                        [   ]  (b) [  ] percent  of the Profits,
                                               but in no  event  more  than [$ ]
                                               for any Plan Year.

                                        [   ]  (c) An amount  determined  by the
                                               Employer.

                                        [ X ]  (d)  N/A  (Qualified  Nonelective
                                               contributions not permitted).

                                        (3)     PARTICIPANTS     ELIGIBLE    FOR
                                        ALLOCATION.   Allocation   of  Qualified
                                        Nonelective Contributions shall be made to the accounts of (check one):

                                        [   ]    (a)  All Participants

                                        [   ]    (b)  Only  Participants who are
                                                 Non-Highly          Compensated
                                                 Employees

                                        [   ]    (c)   Only Participants who are
                                                 Non-Highly          Compensated
                                                 Employees  and who are (specify
                                                 group to which  allocations are
                                                 to be made) [------------------
                                                 -------------------------------
                                                 ------------------------------]

                                        [ X ]    (d)      N/A         (Qualified
                                                 Nonelective  Contributions  not
                                                 permitted)

                                        (4) MANNER OF ALLOCATION.  Allocation of
                                        Qualified   Nonelective    Contributions
                                        shall be made (check one):

                                        [   ]    (a)  In  the ratio  which  each
                                                 affected          Participant's
                                                 Compensation  for the Plan Year
                                                 bears to the total Compensation
                                                 of  all  affected  Participants
                                                 for such Plan Year.

                                        [   ]    (b) In  the  ratio  which  each
                                                 affected          Participant's
                                                 Compensation  not in  excess of
                                                 [$ ] for the Plan Year bears to
                                                 the total  Compensation  of all
                                                 affected  Participants  not  in
                                                 excess  of [$ ] for  such  Plan
                                                 Year.

                                        [ X ]    (c)  N/A (Qualified Nonelective
                                                 Contributions not permitted).

                               (C)  QUALIFIED MATCHING CONTRIBUTIONS.

                                        (1)   ELECTION.   May  the  Employer  be
                                        permitted  to  make  Qualified  Matching
                                        Contributions to the Plan?

                                        [   ] (a) Yes            [   ] (b) No

                                        [ X ]    (c) N/A (No Elective  Deferrals
                                        or Participant Contributions)

                                        (2)  ALLOCATION.  The Employer shall, in
                                        its  sole  discretion,   make  Qualified
                                        Matching Contributions to the Plan on behalf of (check one):

                                        [   ]  (a)  All Participants

                                        [   ]  (b)  All Participants who are
                                               Non-Highly  Compensated Employees

                                        [   ]    (c)  All Participants who are
                                                 Non-Highly          Compensated
                                                 Employees  and who are (specify
                                                 group to which  allocations are
                                                 to be made) [------------------
                                                 ------------------------------]

                                        [ X ]    (d)  N/A (No Qualified Matching
                                                 Contributions)

                                        If Section A.3.1(C)(2)(a), (b) or (c) is checked, the allocation shall be made to applicable Participants who make (check
                                        (i) and/or (ii) or (iii)):

                                                 [   ]    (i)  Elective Deferral
                                                          Contributions

                                                 [   ]    (ii)  Participant
                                                          Contributions

                                                 [ X ]    (iii)  N/A (No
                                                          Qualified     Matching
                                                          Contributions)

                                        (3)   AMOUNT.    The   Employer    shall
                                        contribute    and   allocate   to   each
                                        Participant's     Qualified     Matching
                                        Contribution     account    an    amount
                                        determined as follows (check applicable block(s)):

                                        [   ]    (a)     ELECTIVE       DEFERRAL
                                                 CONTRIBUTIONS.   The   Employer
                                                 shall   contribute   an  amount
                                                 equal to (check one):

                                                   [   ]  (i)  [  ] percent of
                                                          the      Participant's
                                                          Elective      Deferral
                                                          Contributions; or
                                                   [   ]  (ii)  that  percent of
                                                          the      Participant's
                                                          Elective      Deferral
                                                          Contributions,      as
                                                          determined    by   the
                                                          Employer,  in its sole
                                                          discretion,   for  the
                                                          Plan Year.

                                        [   ]    (b)  PARTICIPANT CONTRIBUTIONS.
                                                 The Employer  shall  contribute
                                                 an amount equal to (check one):

                                                   [   ] (i)  [  ]   percent  of
                                                   of     the      Participant's
                                                   Participant Contributions; or

                                                   [   ] (ii) that  percent   of
                                                   the Participant's Participant
                                                   Contributions,  as determined
                                                   by the Employer,  in its sole
                                                   discretion,   for  the   Plan
                                                   Year.

                                        [ X ]    (c)  N/A (No Qualified Matching
                                                 Contributions).


              The Employer shall not match amounts provided above in excess of [$ N/A ], or in excess of [N/A] percent of the Participant's Compensation (if there are no limitations or if this provision is not otherwise applicable, insert letters N/A in blank(s)).

              A.3.2  PARTICIPANT CONTRIBUTIONS.

               (A) PERMISSIBILITY. Participant Contributions shall (check (1), (2) or (3)):

                               [ X ] (1) Not be permitted  under the Plan (NOTE:
                                         (NOTE:   THIS  BLOCK  MUST  BE  CHECKED
                                         UNLESS THE PLAN HAS A CODA AS INDICATED
                                         BY CHECKING SECTION A.3.4(A)(2)).

                               [   ] (2) Be permitted (but not required) in
                                         the amounts  provided by Section 3.2 of
                                         the Plan but subject to the limitations
                                         of Section 3.8 of the Plan.

                               [   ] (3) Be required in order for an Employee to
                                         participate    in   the   Plan.    Such
                                         Participant Contributions shall be made
                                         by payroll deduction and shall equal no
                                         less  than [ ]  percent  but  shall not
                                         exceed  [ ]  percent  (not to  exceed 6
                                         percent)    of    the     Participant's
                                         Compensation  for the  Plan  Year.  The
                                         Employee  shall enter into an agreement
                                         with   the   Employer   providing   for
                                         Participant Contributions in any amount
                                         from [ ] percent to [ ] percent (not to
                                         exceed 6 percent) of the  Participant's
                                         Compensation  for  the  Plan  Year.  In
                                         addition,  the Employee may, but is not
                                         required to, make voluntary Participant
                                         Contributions  in the amounts  provided
                                         for in Section 3.2 of the Plan  subject
                                         to the  limitations  of Section  3.8 of
                                         the Plan.

               (B) PAYROLL DEDUCTION. Participant Contributions by payroll deduction (check (1), (2) or (3)):

                               [   ]    (1)  Shall not be permitted.

                               [   ]    (2)  Shall be permitted.

                               [ X ]    (3)  Are N/A (No Participant
                                        Contributions).

              A.3.4  ELECTIVE DEFERRAL CONTRIBUTIONS.

               (A) ELECTION. Elective Deferral Contributions shall (check (1) or (2)):

                               [ X ]    (1)  Not be permitted under the Plan.

                               [   ]    (2)  Be  permitted  in  accordance  with
                                        the provisions of Section 3.4 of the Plan.

     If Section A.3.4(A)(2) is checked, a salary reduction agreement must be completed and filed by the Participant with the Administrative Committee prior to the date the Elective Deferral Contributions are made.

                               (B) ELECTION CHANGES.  If Section  A.3.4(A)(2) is
     checked, the Participant shall be permitted to enter into a new salary reduction agreement (check one):

                [   ]  (1)  Monthly                     [   ] (2)  Quarterly
                 ---                                     ---

                [   ]  (3)  Semi-Annually               [   ] (4)  Annually
                 ---                                     ---

                [   ]  (5)  Other (Specify): [---------------]

                [ X ]  (6)  N/A

     A salary reduction agreement shall remain in effect until revoked or changed.

               (C) REVOCATION OF ELECTION. A Participant shall be permitted to revoke his salary reduction agreement (check one):

                               [   ]    (1)  Only   as  permitted  under Section
                                        A.3.4(B).

                               [   ]    (2) Upon 15 days'  written  notice  to
                                        the  Administrative   Committee  on  the
                                        Appropriate Form.

                               [ X ]    (3)  N/A.

                (D) INCLUSION OF QUALIFIED MATCHING AND QUALIFIED NONELECTIVE CONTRIBUTIONS. Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account as Elective Deferral Contributions for purposes of calculating the "Actual Deferral Percentages." In determining Elective Deferral Contributions for the purpose of the ADP test, the Employer shall include, under the Plan or any other plan of the Employer as provided by Treasury regulations under the Code, (check one):

                               [   ]   (1)  Qualified Matching Contributions.

                               [   ]   (2)  Qualified Nonelective Contributions.

                               [ X ]   (3)   N/A      (Elective         Deferral
                                       Contributions   are  not   permitted   or
                                       Employer does not desire to make this election or no Qualified Matching or Qualified Nonelective Contributions are permitted).

                 (E) QUALIFIED MATCHING CONTRIBUTIONS - AMOUNT. The amount of Qualified Matching Contributions made under Sections 3.1 of the Plan and
     A.3.1 of this  Adoption  Agreement  and  taken  into  account  as  Elective
     Deferral Contributions for purposes of calculating the "Actual Deferral Percentages," subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be (check one):

                               [   ]    (1)   All  such   Qualified     Matching
                                        Contributions.

                               [   ]    (2)    Such      Qualified      Matching
                                        Contributions that are needed to meet the "Actual Deferral Percentage" test stated in Section 3.4(B)(2) of the Plan.

                               [ X ] (3) N/A (Elective Deferral Contributions not permitted and/or Qualified Matching Contributions not permitted).

              (F) QUALIFIED NONELECTIVE CONTRIBUTIONS - AMOUNT. The amount of Qualified Nonelective Contributions made under Sections 3.1 of the Plan and
     A.3.1 of this  Adoption  Agreement  and  taken  into  account  as  Elective
     Deferral Contributions for purposes of calculating the "Actual Deferral Percentages," subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be (check one):

                               [   ]    (1)  All   such  Qualified   Nonelective
                                        Contributions.


                               [   ]    (2)   Such     Qualified     Nonelective
                                        Contributions  that are  needed  to meet
                                        the  Actual  Deferral   Percentage  test
                                        stated in Section 3.4(B)(2) of the Plan.

                               [ X ]    (3)   N/A      (Elective        Deferral
                                        Contributions      and/or      Qualified
                                        Nonelective       Contributions      not
                                        permitted).

              A.3.5  MATCHING CONTRIBUTIONS.

                               (A)  ELECTION.   Matching  Contributions  by  the
                                    Employer (check (1), (2) or (3)):

                              [   ]  (1)  Shall not be permitted under the Plan.

                              [   ]  (2) Shall   be   permitted  in   accordance
                                     with   the  provisions  of  Section  3.5 of
                                     the   Plan  and  Section   A.3.5(B)  of the
                                     Adoption Agreement.

                               [ X ] (3) Are  N/A (No    Elective    Deferral or
                                     Participant Contributions).

              If Section A.3.5(A)(2) is checked, the Employer may, in its sole discretion, match, in accordance with Section A.3.5(B), the Elective Deferral Contributions of a Participant made pursuant to Section A.3.4 or Participant Contributions made pursuant to Section A.3.2.

                               (B)  ALLOCATION OF MATCHING CONTRIBUTIONS.

                                        (1) AMOUNT.  If Section  A.3.5(A)(2)  is
                                        checked,  Matching Contributions for the
                                        Plan  Year  shall  be  allocated  to the
                                        Matching Account of each Participant, on
                                        whose    behalf    Elective     Deferral
                                        Contributions for the Plan Year are being made, in an amount equal to (check one):

                                        [   ]    (a)  [    ] (insert percentage)
                                                 percent     of    the    (check
                                                 applicable   block):  (i)  [  ]
                                                 Elective Deferral Contribution;
                                                 (ii)[       ]       Participant
                                                 Contribution  made on behalf of
                                                 each  Participant for such Plan
                                                 Year; or

                                        [   ]    (b)    that   percent  of   the
                                                 (check applicable  block):  (i)
                                                 [    ]   Elective      Deferral
                                                 Contribution;    (ii)    [    ]
                                                 Participant  Contribution  made
                                                 on behalf  of each  Participant
                                                 for   such    Plan    Year   as
                                                 determined by the Employer,  in
                                                 its sole discretion, for such
                                                 Plan Year.

                                        [ X ]    (c)      N/A    (No    Matching
                                                 Contributions).

                                        In  no   event   shall   such   Matching
                                        Contribution  exceed the lesser of (aaa)
                                        (insert percentage) [ ] percent of such Participant's Compensation for such Plan Year or (bbb) (insert amount, if any, of dollar limitation) [$ ].

                                        (2)  ALLOCATION   DATE.  Shall  Matching
                                        Contributions be allocated effective as of a date or dates other than the last day of the Plan Year (check one)?

                                        [   ] (a) Yes  [   ] (b) No [ X ](c) N/A
                                         ---            ---          ---

                                                     (aaa)      If       Section
                                                     A.3.5(B)(2)(a)  is checked,
                                                     list the date(s) (month and
                                                     day) in each  Plan  Year as
                                                     of      which      Matching
                                                     Contributions    shall   be
                                                     allocated: [---------------
                                                     ---------------------------
                                                     ---------------------------
                                                     -------------------------].

                                                     (bbb)      If       Section
                                                     A.3.5(B)(2)(a)  is checked,
                                                     a   Participant    who   is
                                                     employed   as  of  a   date
                                                     specified      for      the
                                                     allocation    of   Matching
                                                     Contributions  and on whose
                                                     behalf  Elective   Deferral
                                                     Contributions            or
                                                     Participant   Contributions
                                                     are   being    made   shall
                                                     receive  an  allocation  of
                                                     Matching  Contributions  as
                                                     of such date  regardless of
                                                     the   number  of  Hours  of
                                                     Service   credited  to  the
                                                     Participant for purposes of
                                                     a  Year  of   Service   for
                                                     Benefit  Accrual as of such
                                                     date,       notwithstanding
                                                     anything in the Plan to the
                                                     contrary.

                               (C)  VESTING.  Matching  Contributions  shall  be
     vested in accordance with the following schedule (check one):

                               [   ]    (1)  Nonforfeitable when made.

                               [        ]  (2)  The   Plan's   general   vesting
                                        schedule,  other than that for  Elective
                                        Deferral Contributions.

                               [   ]    (3)  [The sponsor may  add elections for
                                        one or more of the vesting schedules that comply with section 411(a)(2) of the Code: [ ].

                               [ X ]    (4)  N/A (No Matching Contributions).

               (D) "AVERAGE CONTRIBUTION PERCENTAGE" COMPUTATIONS.

                                        (1)   In    computing    the    "Average
                                        Contribution Percentage" with respect to
                                        Participant  Contributions  and Matching
                                        Contributions, the Employer shall take into account, under this Plan or any other plan of the Employer, as provided by Treasury regulations, and include as "Contribution Percentage Amounts" (check applicable block or blocks):

                                        [   ]    (a)  Elective Deferral
                                                 Contributions.

                                        [   ]    (b)  Qualified Nonelective
                                                 Contributions.

                                        [ X ]    (c)   N/A   (There    are    no
                                                 Participant     or     Matching
                                                 Contributions, or Employer does
                                                 not   desire   to   make   this
                                                 election).

                                        (2) The amount of Qualified  Nonelective
                                        Contributions   that  are   made   under
                                        Section  3.1 of  the  Plan  and  Section
                                        A.3.1  and   taken   into   account   as
                                        "Contribution  Percentage  Amounts"  for
                                        purposes  of  calculating  the  "Average
                                        Contribution   Percentage,"  subject  to
                                        such  other   requirements   as  may  be
                                        prescribed   by  the  Secretary  of  the
                                        Treasury, shall be (check one):

                                        [   ]    (a)   All    such     Qualified
                                                 Nonelective  Contributions.

                                        [   ]    (b)       Such        Qualified
                                                 Nonelective  Contributions that
                                                 are needed to meet the "Average
                                                 Contribution  Percentage"  test
                                                 stated  in  Section  3.2 of the
                                                 Plan.

                                        [ X ]    (c)   N/A   (No  Participant or
                                                 Matching    Contributions    or
                                                 Employer  does  not  desire  to
                                                 make this election).

                                        (3)  The  amount  of  Elective  Deferral
                                        Contributions  made under Section 3.4 of
                                        the Plan and  Section  A.3.4  and  taken
                                        into account as "Contribution Percentage
                                        Amounts" for purposes of calculating the
                                        "Average    Contribution    Percentage",
                                        subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be:

                                        [   ]    (a)  All such Elective Deferral
                                                 Contributions.

                                        [   ]    (b)  Such    Elective  Deferral
                                                 Contributions  that are  needed
                                                 to    meet     the     "Average
                                                 Contribution  Percentage"  test
                                                 stated  in  Section  3.2 of the
                                                 Plan.

                                        [ X ]    (c)    N/A    (There    are  no
                                                 Elective Deferral Contributions
                                                 under the Plan or Employer  did
                                                 not make election under Section
                                                 A.3.5(D)(1)).

                                        (4)   To   the    extent    forfeitable,
                                        forfeitures    of   "Excess    Aggregate
                                        Contributions" shall be:

                                        [   ]    (a)   Applied    to      reduce
                                                 Employer contributions.

                                        [   ]    (b)  Allocated, after all other
                                                 forfeitures  under the Plan, to
                                                 each   Participant's   Matching
                                                 Account in the ratio which each
                                                 Participant's  Compensation for
                                                 the  Plan  Year  bears  to  the
                                                 total   Compensation   of   all
                                                 Participants   for  such   Plan
                                                 Year.  Such  forfeitures  shall
                                                 not be allocated to the account
                                                 of   any   Highly   Compensated
                                                 Employee.

                                        [ X ]    (c)    N/A     (No     Matching
                                                 Contributions).

              A.3.8  LIMITATIONS ON ALLOCATIONS.

              (A) GENERAL RULES. If the Employer maintains or ever maintained another qualified plan (other than a paired defined contribution regional prototype plan) in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this Section A.3.8. The Employer must also complete this Section A.3.8 if it maintains a Welfare Benefit Fund or an individual medical benefit account, as defined in section 415(l)(2) of the Code, under which amounts are treated as "Annual Additions" with respect to any Participant in this Plan. Does the Employer maintain or has the Employer maintained any such plan(s) (check one):

                               [   ] (1)  Yes                     [ X ] (2)  No
                                ---                                ---

         If Section  A.3.8(A)(1) is checked,  complete  Section  A.3.8(B) and/or
(C).

              (B) MAINTENANCE OF OTHER DEFINED CONTRIBUTION PLAN. If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, other than a regional prototype plan (check applicable provisions as necessary):

                               [   ]  (1)   The  provisions  of  Section  3.8(B)
                                            of the  Plan  shall  apply as if the
                                            other plan were a regional prototype
                                            plan.

                               [   ]  (2)   Provide the  method  under which the
                                            plans will  limit the total  "Annual
                                            Additions"     to    the    "Maximum
                                            Permissible    Amount",   and   will
                                            properly    reduce    any    "Excess
                                            Amounts", in a manner that precludes
                                            Employer discretion: [--------------
                                            ------------------------------------
                                            ----------------------------------].

                               [ X ]  (3)   N/A (No   other   qualified  Defined
                                            Contribution   Plan  (other  than  a
                                            regional  prototype  plan),  Defined
                                            Benefit Plan,  Welfare  Benefit Fund
                                            or   individual    medical   benefit
                                            account maintained).

              (C) MAINTENANCE OF A DEFINED BENEFIT PLAN. If a Participant is or has ever been a participant in a Defined Benefit Plan maintained by the Employer, check either (1) or (2) and complete as necessary:

                               [   ]  (1)  The    limitations  set   forth    in
                                           Section   3.8(C)(2)  through  (4)  of
                                           the Plan shall apply.

                               [   ]  (2)  Provide  the  method under  which the
                                           Plan will satisfy the 1.0  limitation
                                           of  section  415(e) of the Code (such
                                           language   must   preclude   employer
                                           discretion;   see  Treas.   Reg.  ss.
                                           1.415-1   for    guidance)   in   the
                                           following blanks: [------------------
                                           -------------------------------------
                                           -----------------------------------].

                      IF ADDITIONAL SPACE IS REQUIRED THE EMPLOYER IS TO INSERT APPLICABLE LIMITATIONS IN AN ATTACHMENT TO THIS ADOPTION AGREEMENT. SUCH ATTACHMENT SHALL BE ADDED TO, AND MADE A PART OF, THIS ADOPTION AGREEMENT.

              A.3.9  ROLLOVERS.

                               (A) PARTICIPANT  ROLLOVERS.  May  Participants be
     permitted to make Rollover Contributions to the Plan (check one)?

                               [ X ]  (1)  Yes                [  ] (2)  No
                                ---                            --

                               (B)  NON-PARTICIPANT   ROLLOVERS.  May  Employees
     other than Participants be permitted to make Rollover Contributions to the Plan (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No
                                ---                            ---

              A.3.10  TRANSFERS.

                               (A)    PARTICIPANT    DIRECT    TRANSFERS.    May
     Participants be permitted to have direct transfers made on their behalf to the Plan (check one)?

                               [ X ]  (1)  Yes                [  ]  (2)   No
                                ---                            --

                               (B)   NON-PARTICIPANT   DIRECT   TRANSFERS.   May
     Employees other than Participants be permitted to have direct transfers made on their behalf to the Plan (check one)?

                               [   ]  (1)  Yes                [ X ]  (2)   No
                                ---                            ---

                               (C)  TRANSFERS  OF  ACCOUNTS.  Are  assets  being
     transferred to this Plan from a qualified plan covering Key Employees in a Top-Heavy Plan or five-percent owners (within the meaning of section 416(i)(1) of the Code) (check one)?

                               [   ]    (1)  Yes          [ X ]  (2)   No
                                ---                        ---

     If such assets are transferred, the restrictions of Section 3.10(B) of the Plan apply.

              A.3.11  TOP-HEAVY PROVISIONS.

                          (A) APPLICATION OF PROVISIONS AND ADJUSTMENTS.

                                        (1) APPLICATION. Is the Plan a Top-Heavy
                                        Plan on the Effective Date (check one):

                                        [   ] (a) Yes [ ] (b) No

                                        [ X ] (c) Uncertain  (Note that  if this
                                                 this  box is  checked  and  the
                                                 Plan is a Top-Heavy  Plan,  the
                                                 Top-Heavy  Plan  provisions  as
                                                 set forth herein shall apply)

                                        (2)   ADJUSTMENTS.   If   the   Employer
                                        maintains   more  than  one  plan  in  a
                                        Permissive   or   Required   Aggregation
                                        Group, set forth here any adjustments to
                                        be made for  Employer  contributions  or
                                        benefits    attributable   to   Employer
                                        contributions under such
                                        other plan(s) in determining  the amount
                                        of  contributions  to be made  under the
                                        Top-Heavy  provisions  of this  Plan (if
                                        not applicable, insert
                                        letters N/A)): [        N/A
                                        ----------------------------------------
                                        ----------------------------------------
                                        ---------------------------------------]

                               (B) VESTING. The nonforfeitable  interest of each
     Employee in his account balance attributable to Employer contributions shall be determined on the basis of the following (check either (1) or (2) and fill in blank(s):

                               [   ]    (1)      100% vesting after [     ] (not
                                                 to exceed  3) Years of  Service
                                                 for Vesting;


                               [ X ]    (2)      [ 10 ]%  (no  minimum)  vesting
                                                 after  1 Year  of  Service  for
                                                 Vesting;

                                                 [ 25  ]%  (not  less  than  20)
                                                 vesting   after  2   Years   of
                                                 Service for Vesting;

                                                 [ 50  ]%  (not  less  than  40)
                                                 vesting   after  3   Years   of
                                                 Service for Vesting;

                                                 [ 75  ]%  (not  less  than  60)
                                                 vesting   after  4   Years   of
                                                 Service for Vesting;

                                                 [ 100 ]%  (not  less  than  80)
                                                 vesting   after  5   Years   of
                                                 Service for Vesting;


                                                 100%  vesting  after 6 Years of
                                                 Service for Vesting.

         If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top-heavy status, such shift is an amendment to the vesting schedule and the election in
         Section 15.2(G) of the Plan applies.

              A.5.1 ALLOCATIONS. If Section A.3.1(A)(1)(a) is checked, complete the following:

                               (A)  ALLOCATION OF EMPLOYER CONTRIBUTIONS.

                                        (1) METHOD. Shall Employer Contributions
                                        (if any) to the Employer Accounts of Participants be integrated with Social Security contributions, subject to the overall permitted disparity limits set forth below (check (a) if integrated, (b) if not integrated)?

                                        [   ]    (a)  Yes

                                        The annual Employer  Contribution  shall
                                        not exceed the  limitations set forth in
                                        Section A.5.1(A)(2). In any Plan Year in
                                        which there are Employer  Contributions,
                                        such   Employer   Contributions   shall,
                                        subject    to   the    Top-Heavy    Plan
                                        provisions,   be   allocated   to   each
                                        Participant's    Employer   Account   as
                                        follows:

                                                     (i)  ALLOCATION OF EMPLOYER
                                                     CONTRIBUTIONS    FOR   PLAN
                                                     YEARS  IN  WHICH  PLAN IS A
                                                     TOP-HEAVY PLAN. If the Plan
                                                     is a Top-Heavy Plan for the
                                                     Plan  Year,   the  Employer
                                                     Contribution  for such Plan
                                                     Year shall be  allocated to
                                                     each Participant's Employer
                                                     Account as follows:

                                                (aa)     "BASE      CONTRIBUTION
                                                PERCENTAGE".    First,    (check
                                                either  (aaa) or  (bbb))(percent
                                                in  either  (aaa) or (bbb)  must
                                                not be less  than  the  "Minimum
                                                Top- Heavy Rate"):

                                                     [  ]  (aaa)  [  ]   (insert
                                                     percent), or

                                                     [  ]  (bbb)  that   percent
                                                     determined  by the Employer
                                                     for the Plan Year

                                                of   the   Participant's   "Base
                                                Compensation" for such Plan Year
                                                shall   be   allocated   to  the
                                                Employer    Account    of   such
                                                Participant;

                                                (bb)    "EXCESS     CONTRIBUTION
                                                PERCENTAGE".    Second,   (check
                                                either  (aaa) or  (bbb))(percent
                                                in  either  (aaa) or (bbb)  must
                                                not be less  than  the  "Minimum
                                                Top-  Heavy  Rate"  and must not
                                                exceed   the   "Maximum   Excess
                                                Allowance"):

                                                     [  ]   (aaa)[   ]   (insert
                                                     percent) percent, or

                                                     [  ]  (bbb)  that   percent
                                                     determined  by the Employer
                                                     for the Plan Year

                                                of  the   Participant's   Excess
                                                Compensation  for such Plan Year
                                                shall   be   allocated   to  the
                                                Employer    Account    of   such
                                                Participant   (for  purposes  of
                                                this   allocation,   forfeitures
                                                allocated  to a  Participant  in
                                                the Plan Year  shall be  treated
                                                as   Employer    Contributions);
                                                however,  in  the  case  of  any
                                                Participant who has exceeded the
                                                cumulative  permitted  disparity
                                                limit   described   below,   the
                                                Employer  shall  contribute  for
                                                such Participant an amount equal
                                                to  the   "Excess   Contribution
                                                Percentage"  multiplied  by  the
                                                Participant's total Compensation
                                                for the Plan Year; and

                                                     (cc)            "ADDITIONAL
                                                     CONTRIBUTION   PERCENTAGE".
                                                     Lastly,   any  excess  over
                                                     (aa)  and  (bb)   shall  be
                                                     allocated      to      each
                                                     Participant's      Employer
                                                     Account  in the same  ratio
                                                     as  his   Compensation  for
                                                     such Plan Year bears to the
                                                     Compensation     of     all
                                                     Participants  for such Plan
                                                     Year.

                                                (ii)   ALLOCATION   OF  EMPLOYER
                                                CONTRIBUTIONS  FOR PLAN YEARS IN
                                                WHICH  PLAN IS NOT A TOP-  HEAVY
                                                PLAN. The Employer  Contribution
                                                for the Plan  Year,  if the Plan
                                                is not a Top- Heavy Plan for the
                                                Plan Year, shall be allocated as
                                                follows:

                                                  (aa)    "BASE     CONTRIBUTION
                                                  PERCENTAGE".   First,   (check
                                                  either (aaa) or (bbb)):

                                                    [   ]   (aaa)[   ]   (insert
                                                    percent) percent, or

                                                    [  ]  (bbb)   that   percent
                                                    determined  by the  Employer
                                                    for the Plan Year
                                                of   the   Participant's   "Base
                                                Compensation" for such Plan Year
                                                shall   be   allocated   to  the
                                                Employer    Account    of   such
                                                Participant;

                                                (bb)    "EXCESS     CONTRIBUTION
                                                PERCENTAGE".    Second,   (check
                                                either  (aaa) or  (bbb))(percent
                                                in  either  (aaa) or (bbb)  must
                                                not exceed the  "Maximum  Excess
                                                Allowance"):

                                                  [  ] (aaa)[ ] (insert percent)
                                                  percent, or

                                                  [  ] (bbb)    that     percent
                                                  determined by the Employer for
                                                  the Plan Year

                                                of  the   Participant's   Excess
                                                Compensation  for such Plan Year
                                                shall   be   allocated   to  the
                                                Employer    Account    of   such
                                                Participant   (for  purposes  of
                                                this   allocation,   forfeitures
                                                allocated  to a  Participant  in
                                                the Plan Year  shall be  treated
                                                as   Employer    Contributions);
                                                however,  in  the  case  of  any
                                                Participant who has exceeded the
                                                cumulative  permitted  disparity
                                                limit   described   below,   the
                                                Employer  shall  contribute  for
                                                such Participant an amount equal
                                                to  the   "Excess   Contribution
                                                Percentage"  multiplied  by  the
                                                Participant's total Compensation
                                                for the Plan Year; and

                                                (cc)  "ADDITIONAL   CONTRIBUTION
                                                PERCENTAGE".  Lastly, any excess
                                                over  (aa)  and  (bb)  shall  be
                                                allocated to each  Participant's
                                                Employer  Account  in  the  same
                                                ratio  as his  Compensation  for
                                                such  Plan  Year  bears  to  the
                                                Compensation of all Participants
                                                for such Plan Year.

                           With respect to any Employee who is a Participant in the Plan for only a portion of the Plan Year for which the Employer Contribution is made, the allocation to such Employee of the Employer Contribution (other than the Top-Heavy portion, if the Plan is a Top-Heavy Plan), shall be (check one):

                                            [ ] (AA)  Based only upon the amount
                                            of   "Base   Compensation",   Excess
                                            Compensation   and/or   Compensation
                                            earned  by  such  Employee  and  all
                                            other  Employees  during the portion
                                            of the Plan  Year in which  they are
                                            or were Plan Participants.

                                            [ ] (BB)  Based  upon the  amount of
                                            "Base     Compensation",      Excess
                                            Compensation   and/or   Compensation
                                            earned  by  such  Employee  and  all
                                            other  Employees  during  the entire
                                            Plan Year.

     NOTE THAT THIS PLAN MAY NOT PROVIDE FOR PERMITTED DISPARITY IF THE EMPLOYER MAINTAINS ANY OTHER PLAN THAT PROVIDES FOR PERMITTED DISPARITY AND BENEFITS ANY OF THE SAME PARTICIPANTS.

                                        [ X ]    (b)  No

                           The annual Employer Contributions (if any) shall be determined by the Employer for each Plan Year but shall not exceed the limitations of Section A.5.1(A)(2). In any Plan Year in which there are Employer Contributions, such Employer Contributions shall, subject to the Top-Heavy Plan provisions, be allocated to such Participant's Employer Account as follows:

                                            (i)     ALLOCATION    OF    EMPLOYER
                                            CONTRIBUTIONS   FOR  PLAN  YEARS  IN
                                            WHICH PLAN IS A TOP-HEAVY  PLAN.  If
                                            the Plan is a Top-Heavy Plan for the
                                            Plan Year, the Employer Contribution
                                            for such  Plan  Year  shall be first
                                            allocated   to  each   Participant's
                                            Employer  Account  in the same ratio
                                            as his  Compensation  for such  Plan
                                            Year  bears to the  Compensation  of
                                            all Participants for such Plan Year,
                                            in an amount  which is not less than
                                            the "Minimum  Top-Heavy  Rate".  The
                                            balance of the Employer Contribution
                                            for   such   Plan   Year   shall  be
                                            allocated   to  each   Participant's
                                            Employer  Account as follows  (check
                                            one):

                                              [   ] (aa) In  the  same  ratio as
                                              his  Compensation  for  such  Plan
                                              Year bears to the  Compensation of
                                              all  Participants  for  such  Plan
                                              Year.

                                              [ X ] (bb) In the  same  ratio  as
                                              his  Compensation  for the portion
                                              of the Plan Year in which he was a
                                              Participant     bears    to    the
                                              Compensation  of all  Participants
                                              for the  portion  of the Plan Year
                                              in which they were Participants.

                                            (ii)    ALLOCATION    OF    EMPLOYER
                                            CONTRIBUTIONS   FOR  PLAN  YEARS  IN
                                            WHICH PLAN IS NOT A TOP- HEAVY PLAN.
                                            The  Employer  Contribution  for the
                                            Plan Year, if the Plan is not a Top-
                                            Heavy Plan for the Plan Year,  shall
                                            be allocated  to each  Participant's
                                            Employer  Account as follows  (check
                                            one):

                                              [   ] (aa) In the same  ratio as
                                              his  Compensation  for  such  Plan
                                              Year bears to the  Compensation of
                                              all  Participants  for  such  Plan
                                              Year.

                                              [ X ] (bb) In the  same  ratio  as
                                              his  Compensation  for the portion
                                              of the Plan Year in which he was a
                                              Participant     bears    to    the
                                              Compensation  of all  Participants
                                              for the  portion  of the Plan Year
                                              in which they were Participants.

                                          [ ] (c)  N/A  (Section  A.3.1(A)(1)(b)
                                          checked)

                                          (2)     LIMITATIONS     ON    EMPLOYER
                                          CONTRIBUTIONS.      The      following
                                          limitations on Employer  Contributions
                                          apply:

                                            (a)   DEDUCTION   LIMITATIONS.   The
                                            annual   Employer,   Matching,   and
                                            Elective Deferral  Contributions and
                                            any  other   Employer   contribution
                                            shall, in the aggregate,  not exceed
                                            the greater of:

                                              (i)   the   Employer's    "Primary
                                              Limitation" (as defined below) for
                                              the  Taxable  Year which ends with
                                              or within  the Plan Year for which
                                              the Employer, Matching, and/or

                                        Elective Deferral Contribution and/or other Employer contribution is being made: or

                                        (ii)    the    Employer's     "Secondary
                                        Limitation"  (as defined  below) for the
                                        Taxable  Year  which ends with or within
                                        the Plan Year for  which  the  Employer,
                                        Matching,   and/or   Elective   Deferral
                                        Contribution   and/or   other   Employer
                                        contribution is being made.

                                    (b)  CODE   SECTION  415   LIMITATION.   The
                                    allocation of the Employer contributions for the Plan Year shall be further limited by
                                    Section  3.8 of  the  Plan  (Limitations  on
                                    Allocations).

                                    (c) OVERALL PERMITTED DISPARITY LIMITS.

                                      (i)  ANNUAL  OVERALL  PERMITTED  DISPARITY
                                      LIMIT.   Notwithstanding   the   preceding
                                      paragraphs,  for any Plan  Year  this Plan
                                      "Benefits" any  Participant who "Benefits"
                                      under another qualified plan or simplified
                                      employee  pension,  as  defined in section
                                      408(k)  of  the  Code,  maintained  by the
                                      Employer   that   provides  for  permitted
                                      disparity (or imputes disparity), Employer
                                      contributions  and  forfeitures  shall  be
                                      allocated   to  the   account   of   every
                                      Participant  otherwise eligible to receive
                                      an  allocation  in  the  ratio  that  such
                                      Participant's  total Compensation bears to
                                      the    total     Compensation    of    all
                                      Participants.

                                      (ii) CUMULATIVE PERMITTED DISPARITY LIMIT.
                                      Effective  for Plan Years  beginning on or
                                      after  January  1,  1995,  the  cumulative
                                      permitted    disparity    limit    for   a
                                      Participant   is   35   total   cumulative
                                      permitted     disparity    years.    Total
                                      cumulative   permitted   years  means  the
                                      number   of   years    credited   to   the
                                      Participant   for  allocation  or  accrual
                                      purposes   under  this  Plan,   any  other
                                      qualified  plan  or  simplified   employee
                                      pension plan  (whether or not  terminated)
                                      ever  maintained  by  the  Employer.   For
                                      purposes of determining the  Participant's
                                      cumulative  permitted disparity limit, all
                                      years ending in the same calendar year are
                                      treated   as  the   same   year.   If  the
                                      Participant has not "Benefitted" under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

                                  (3) DEFINITIONS. For purposes of this Section A.5.1(A), the following definitions apply:

                                      (a) "BASE CONTRIBUTION  PERCENTAGE" means,
                                      for  any  Plan  Year,  the  percentage  of
                                      Compensation  contributed  under  the Plan
                                      with  respect  to  that  portion  of  each
                                      Participant's   Compensation   up  to  the
                                      "Integration Level" (I.E., with respect to such Participant's "Base Compensation") specified in the Plan for such Plan Year.

                                      (b)  "BASE  COMPENSATION"  means,  for any
                                      Plan   Year,   Compensation   up  to   the
                                      "Integration Level" for such Plan Year.

                                      (c) "BENEFIT" OR" BENEFITING"  means, with
                                      respect  to  a   Participant,   that  such
                                      Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Treas. Reg. ss. 1.410(b)-3(a).

                                      (d)   "EXCESS   CONTRIBUTION   PERCENTAGE"
                                      means,  for any Plan Year,  the percentage
                                      of Compensation which is contributed under
                                      the Plan with  respect to that  portion of
                                      each Participant's  Compensation in excess
                                      of the  "Integration  Level"  (I.E.,  with
                                      respect  to  such   Participant's   Excess
                                      Compensation) specified in the Plan for such Plan Year.

                                      (e)  "INTEGRATION  LEVEL" means the amount
                                      of  Compensation  specified in the Plan at
                                      or below  which the rate of  contributions
                                      (expressed   as  a   percentage   of  such
                                      Compensation)  provided  under the Plan is
                                      less   than  the  rate  of   contributions
                                      (expressed     as    a    percentage    of
                                      Compensation) provided under the Plan with respect to Compensation above such level. The "Integration Level" for any Plan Year may in no event exceed the Taxable Wage Base as in effect on the first day of such Plan Year.

                                      (f) "MAXIMUM EXCESS ALLOWANCE" means, for any Plan Year beginning before January 1, 1989, the "Base Contribution Percentage" plus 5.7% and for any Plan Year beginning after December 31, 1988, the percentage determined under either (i) or (ii):

                                        (i) If the "Integration  Level" for such
                                        Plan Year is equal to the  Taxable  Wage
                                        Base, in effect on the first day of such Plan Year, or if the "Integration Level" is a uniform dollar amount for all Participants which is no greater than the greater of $10,000 or 1/5 of the Taxable Wage Base in effect on the first day of such Plan Year, then the "Maximum Excess Allowance" for such Plan Year is the lesser of:

                                          (aa)    The     "Base     Contribution
                                          Percentage", or

                                          (bb) The  greater of (AA) 5.7% or (BB)
                                          the  percentage  equal  to the rate of
                                          tax under section  3111(a) of the Code
                                          (in  effect  on the  first  day of the
                                          Plan Year)  which is  attributable  to
                                          the old age  insurance  portion of the
                                          Old  Age,   Survivors  and  Disability
                                          Insurance  provisions  of  the  Social
                                          Security Act.

                                        (ii) If the "Integration Level" for such
                                        Plan Year is greater than the greater of
                                        $10,000 or 1/5 of the Taxable  Wage Base
                                        in  effect on the first day of such Plan
                                        Year but less than the Taxable Wage Base
                                        in
                                          effect  on the  first day of such Plan
                                          Year   then   the   "Maximum    Excess
                                          Allowance"   shall  be  determined  as
                                          follows:


              ----------------------------------------------------
              IF THE "INTEGRATION LEVEL"       THE "MAXIMUM EXCESS
              IS MORE THAN BUT NOT MORE THAN      ALLOWANCE" IS
               -------------------------------- ------------------

               (1)  X*        80% OF TAXABLE
                              WAGE BASE              4.3%

               (2)  80% OF      Y**
                    TAXABLE
                    WAGE BASE                        5.4%

              ---------------------------------------------------

                                               * x=The greater of $10,000 or 1/5
                                                   of Taxable Wage Base

                                               **y=Any amount  more  than 80% of
                                                   Taxable  Wage  Base  but less
                                                   than  100%  of  Taxable  Wage
                                                   Base.

                                          (g) "MINIMUM  TOP-HEAVY  RATE" means a
                                          rate of at least three percent (unless
                                          the total Employer contribution to the
                                          Plan is less than three percent),  or,
                                          in  certain   cases  where  a  Defined
                                          Benefit  Plan  is   maintained,   five
                                          percent or seven and one-half  percent
                                          (whichever  is   applicable)  of  each
                                          Participant's  Compensation  for  such
                                          Plan Year;  if the Plan is  integrated
                                          with   Social   Security,   the  "Base
                                          Contribution   Percentage"   plus  the
                                          "Excess Contribution  Percentage" plus
                                          the      "Additional      Contribution
                                          Percentage"  (if any)  must be no less
                                          than the "Minimum  Top- Heavy Rate" as
                                          set forth in the preceding clause.

                                          (h)  "PRIMARY   LIMITATION"  means  15
                                          percent of the Compensation  otherwise
                                          paid or accrued by the Employer during
                                          such  Taxable  Year  to,  or for,  the
                                          Participants in the Plan.

                                          (i) "SECONDARY  LIMITATION"  means the
                                          lesser of:

                                            (i) 25 percent of the  Participants'
                                            Compensation  for the  Taxable  Year
                                            which  ends with or within  the Plan
                                            Year   for   which   the   Employer,
                                            Matching,  and/or Elective  Deferral
                                            Contribution   or   other   Employer
                                            contribution is being made, or

                                            (ii)   Any   excess   of  (aa)   the
                                            aggregate     of    the     "Primary
                                            Limitations"  for all Taxable  Years
                                            beginning  before  January  1, 1987,
                                            over  (bb)  the   aggregate  of  the
                                            deductions allowed or allowable (for
                                            Employer,   Matching,  and  Elective
                                            Deferral   Contributions   or  other
                                            Employer   contributions   paid   or
                                            deemed   paid  to  the  Plan)  under
                                            section 404(a)(3)(A) of the Code for
                                            all Taxable Years  beginning  before
                                            January  1,  1987,  which  excess is
                                            available as a  carryforward  to the
                                            current Taxable Year from such prior
                                            Taxable  Year(s)  under said section
                                            404(a)(3)(A).

                               (B) OTHER ALLOCATIONS.  Other contributions shall
     be allocated in accordance with the Plan document.

              A.5.4 ALLOCATION OF INCREASES AND DECREASES. Allocation of increases or decreases in the fair market value of assets described in Section
5.4 of the Plan shall be made on the basis of the amounts in the Accounts under the Plan (as adjusted under Section 5.4 of the Plan) as determined on (check either (A) or (B)):

                      [ X ] (A) First day of the period in which the Valuation Date occurs (except that the last day of the period shall be used for the initial allocation).

                      [   ]    (B) Last day of the period in which the Valuation
                               Date occurs.

              A.5.5  ALLOCATION OF FORFEITURES.

                               (A) Shall  forfeitures be allocated in accordance
     with Section 5.5 of the Plan (check one)?

                               [ X ]  (1)  Yes                [   ]  (2)   No
                                ---                            ---

                               [   ]  (3)  N/A (No forfeitures)

     If Section A.5.5(A)(1) is checked, such allocation shall be effected as of the last day of the (check one): [ ] (a) month [ ] (b) quarter [ X ] (c) Plan Year in which the forfeiture occurs under Section 7.6(c) of the Plan, in proportion to the Employer and/or Matching Contributions (as applicable) allocated to the remaining Participants for the period for which the allocation is effected.

                               (B)   If   Section    A.5.5(A)(2)   is   checked,
     forfeitures shall be allocated as follows (check applicable block):

                               [   ]    (1) Matching  Account  forfeitures shall
                                        be used to reduce Matching Contributions
                                        for  the  Plan   Year  in   which   such
                                        forfeitures   occur  but  otherwise  the
                                        provisions of Section 5.5 of the Plan shall apply.

                               [   ]    (2) All  Matching  and  mployer  Account
                                        forfeitures  shall  be  used  to  reduce
                                        Matching and Employer Contributions for the Plan Year in which such forfeitures occur.

                               [ X ]    (3)    N/A    (Forfeitures   shall    be
                                        allocated under Section 5.5 of Plan or no forfeitures).

              A.6.1  INVESTMENT OF ACCOUNTS.

                               (A) INVESTMENT POWER.  Investment of Trust assets
     shall be directed as follows (check (1), (2) or (3)):

                         [ X ] (1) Subject to the terms of the Plan, the Trustee shall, subject to any limitations indicated below, have the sole power and authority to direct investment of Trust assets.

                         [   ]          (2)  Subject  to the terms  of the Plan,
                                        the Investment Manager shall, subject to
                                        any limitations  indicated  below,  have
                                        the sole power and  authority  to direct
                                        investment   of  Trust  assets  held  in
                                        (check applicable block(s)):

                         [   ]  Employer Accounts    [   ]  Matching Accounts

                         [   ]  Participant Accounts [   ] Elective Deferral
                                                           Accounts

                         [   ]  QVEC Accounts           [   ]  Rollover Accounts

                         [   ]  Transfer Accounts       [   ]  Other Accounts

                      Subject to the terms of the Plan, the Trustee shall have the sole power and authority to direct investment of Trust assets not committed to the direction of the Investment Manager.

                          [   ]         (3)  Subject to  the terms  of the Plan,
                                        each  Plan  Participant  or  Beneficiary
                                        shall,   subject   to  any   limitations
                                        indicated below, have the sole power and authority to direct investment of the Trust assets held in (check applicable block(s)):

                         [   ] Employer Accounts      [   ]  Matching Accounts

                         [   ] Participant Accounts   [   ]  Elective Deferral
                                                             Accounts

                         [   ]  QVEC Accounts         [   ]  Rollover Accounts

                         [   ]  Transfer Accounts     [   ]  Other Accounts

                      The investments which the Participant or Beneficiary may select are any one or more of the following (specify investment selections available): [-----------------------
                      ----------------------------------------------------------
                      ---------------------------------------------------------]

                      Investment instructions shall be given by the Participant or Beneficiary on the Appropriate Form to the Administrative Committee not later than (fill in blank) [ ] days before the Valuation Date preceding the effective date of the investment direction. The Administrative Committee shall deliver such instructions to the Trustee. Such investment instructions shall be effected by the Trustee not later than (fill in blank) [ ] days following the Valuation Date coincident with or next following the date on which the investment instructions are delivered to the Administrative Committee.

                      Subject to the terms of the Plan, the Trustee shall have the sole power and authority to direct investment of Trust assets not committed to the direction of the Participant or Beneficiary.

                (B) LIMITATIONS. List any limitations on types of investments and transitional investment rules (if none, write "none"): [
                                NONE
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
     --------------------------------------------------------------------------]


                                (C) QUALIFYING EMPLOYER SECURITIES. May Plan assets be invested in Qualifying Employer Securities (check one)?

                               [ X ]  (1)  Yes                [   ]  (2)   No
                                ---                            ---

     In no event may Employer, Participant, Elective Deferral, Matching, Rollover or Qualified Voluntary Employee Contributions or other Employer contributions or direct transfers or Employer, Participant, Elective Deferral, Matching, Rollover, Transfer or QVEC Accounts or other accounts be invested in Qualifying Employer Securities unless such investment is in compliance with applicable Federal and state securities laws (including any necessary filings under such Federal and state securities laws) and the requirements of the Plan.

     If such investment is in compliance with such laws (including any required filings) and Plan requirements, the prohibition on investment of Plan assets in Qualifying Employer Securities does not apply and up to [ 100 ] (insert percentage; if not applicable, insert letters N/A in blank) percent of Plan assets may be so invested.

     If  any  such   required   filings  have  not  been  made,   only  Employer
     Contributions and Employer Accounts not subject to Participant or Beneficiary directed investment may be invested in Qualifying Employer Securities. In such case, indicate the percentage of Employer Contributions and Employer Accounts which may be invested in Qualifying Employer Securities in the following blank: [ 100 ] percent (insert percentage; if not applicable, insert letters N/A in blank).


              A.7.6  SEPARATION FROM SERVICE.

                (A)  DISTRIBUTION  OF  ACCRUED  BENEFITS  UPON  SEPARATION  FROM
     SERVICE.

                     (1) NORMAL RULES. Upon separation of a Participant from the service of his Employer under Section 7.6(A) of the Plan, distribution of such Participant's Vested Accrued Benefit shall be made (check only one block (I.E., (a), (b) or (c)):

                     [   ]   (a)  Upon the request of the Participant in writing
                                  on  the  Appropriate   Form,  within  60  days
                                  following  the last  day of the  Plan  Year in
                                  which such Participant incurs five consecutive
                                  One-Year Breaks In Service but if distribution
                                  is  not  so  requested  by  the   Participant,
                                  distribution shall be made on the date the Participant would have attained his Normal
                                  Retirement Age had he remained in the employ of the Employer;

                     [ X ]   (b)  Upon the request of the Participant in writing
                                  writing on the  Appropriate  Form, at any time
                                  following the first  Valuation Date coincident
                                  with  or  next   following   the   date   such
                                  Participant  separates from the service of the
                                  Employer;  however,  if distribution is not so
                                  requested   by   the   Participant    earlier,
                                  distribution shall be made no later than 60 days following the date the Participant would have attained his Normal Retirement Age had he remained in the employ of the Employer; or

                     [   ]   (c)  Within  60   days  following  the   date   the
                                  Participant  would  have  attained  his Normal
                                  Retirement Age had he remained in the employ of the Employer.

              Notwithstanding any other provision in the Plan or Adoption Agreement, if the Plan provides for distribution on an Early Retirement Date and if a separated Participant met the service but not the age requirement for such Early Retirement Date on the date of his separation from the service of his Employer, upon meeting such age requirement after separation, such Participant, if he so requests in writing on the Appropriate Form, shall commence receiving his deferred Vested Accrued Benefit no later than the date which would have been his Early Retirement Date had he continued in the service of the Employer. If no such request is made, distribution shall be made in accordance with Section A.7.6(A)(1)(a), (b) or (c), as elected by the Employer in this Adoption Agreement. All requests for payment under this Section A.7.6(A) shall be made within the 90-day period preceding the date payment is to commence.

                     (2) EXCEPTION. If a Participant separates from the service of the Employer and the value of the Participant's Vested Accrued Benefit does not exceed and at the time of any prior distribution did not exceed $3,500, the Participant shall automatically, whether or not he requests distribution, receive, in one lump sum, a distribution of his entire Vested Accrued Benefit (and if the Vested Accrued Benefit
                                        is  $-0-,  he shall  be  deemed  to have
                                        received  such Vested  Accrued  Benefit)
                                        within  60  days   following  the  first
                                        Valuation Date  coincident  with or next
                                        following  the  date  such   Participant
                                        separates   from  the   service  of  the
                                        Employer.

              This provision shall only apply if this block is checked [ X ].

              If the above block is not checked or if the value of the Participant's Vested Accrued Benefit exceeds or at the time of a prior distribution exceeded $3,500, the election made under Section A.7.6(A)(1) shall apply to the distribution of the Participant's Vested Accrued Benefit under the Plan.

                      (B) VESTING UPON SEPARATION FROM SERVICE.

                            (1) Except as otherwise provided in the Plan and in Sections A.3.5 and A.3.11, the interest of each Participant in his Employer Account and Matching Account shall vest as follows (check one and complete applicable blanks):

                            [  ]  (a)  100 percent  vesting  immediately.  (This
                                       alternative must be chosen if a period of more than one year has been designated in Section A.2.2(B)(1)(a)(i)).

                            [  ]  (b)  [ ] percent for each Year  of Service for
                                       Vesting (not less than 20 percent for each Year of Service for Vesting, but not more than 100 percent).

                            [  ]  (c)  Nothing   for   the   first five Years of
                                       Service   for  Vesting  and  100  percent
                                       thereafter.

                            [  ]  (d) Nothing for the first [ ] Years of Service
                                       for Vesting, then [ ] percent for each Year of Service for Vesting thereafter, but not more than 100 percent. (Full vesting must occur after five Years of Service for Vesting).

                            [   ] (e)  In accordance with the following table:

                                   IF YEARS OF SERVICE
                                       FOR VESTING               THEN THE VESTED
                                     EQUAL OR EXCEED      -       PERCENTAGE IS

                                          3.............................20
                                          4.............................40
                                          5.............................60
                                          6.............................80
                                          7 or more....................100

                            [ X ] (f)  [Other. (This  alternative,  if   chosen,
                                       must provide a percentage of vesting which is not less than the percentage that would be provided under options (c) or (e) used consistently) - Specify:

                                   IF YEARS OF SERVICE
                                       FOR VESTING               THEN THE VESTED
                                     EQUAL OR EXCEED      -       PERCENTAGE IS

                                          1.............................10
                                          2.............................25
                                          3.............................50
                                          4.............................75
                                          5 OR MORE....................100

                          (2) For purposes of Section A.7.6(B)(1) above and for purposes of Section A.3.5 and Section 3.11(B) of the Plan, Years of Service for Vesting attributable to the following shall be disregarded (check applicable blocks):

                               [  ]  (a)  Service  prior  to  the  attainment of
                                          age 18,  exclusive  of the year within
                                          which the Employee attained age 18.

                               [  ]  (b)  Service  during   any period for which
                                          the  Employer  did not  maintain  this
                                          Plan or a predecessor trust or plan.

                               [  ]  (c)  Service before January 1, 1971, unless
                                          the  Employee  has had at least  three
                                          years  of   credited   service   after
                                          December 31, 1970,  determined without
                                          application  of  paragraphs  (a), (b),
                                          (d) and (e) hereof if  selected by the
                                          Employer.

                               [X]   (d)  If an Employee  is   reemployed by the
                                          Employer following a One-Year Break In
                                          Service,  service before such One-Year
                                          Break In Service,  if the Employee has
                                          not  completed  a Year of Service  for
                                          Vesting  after such One- Year Break In
                                          Service,    for   the    purpose    of
                                          determining  the vested  percentage in
                                          his  Employer-derived  Accrued Benefit
                                          which   accrues  after  such  One-Year
                                          Break In Service.

                               [X]   (e)  If  an  Employee is reemployed  by the
                                          Employer  following  five  consecutive
                                          One-Year Breaks In Service (check only
                                          (i) or (ii) whichever is to apply):

                                          [   ]  (i)  Service  after  such five
                                                 consecutive  One-Year Breaks In
                                                 Service,  for  the  purpose  of
                                                 determining      the     vested
                                                 percentage        in        his
                                                 Employer-derived        Accrued
                                                 Benefit  which  accrued  before
                                                 such five consecutive  One-Year
                                                 Breaks  In  Service   but  both
                                                 pre-Break   and   post-   Break
                                                 service will count for purposes
                                                 of   determining   the   vested
                                                 percentage        in        his
                                                 Employer-derived        Accrued
                                                 Benefit   which  accrued  after
                                                 such Break.

                                           [X]   (ii)  Service  after  such five
                                                 consecutive  One-Year Breaks In
                                                 Service,  for  the  purpose  of
                                                 determining      the     vested
                                                 percentage        in        his
                                                 Employer-derived        Accrued
                                                 Benefit  which  accrued  before
                                                 such five consecutive  One-Year
                                                 Breaks In Service  and,  if the
                                                 Employee had no vested interest
                                                 in   his   Employer-    derived
                                                 Accrued  Benefit  prior to such
                                                 Break(s)   and  the  number  of
                                                 consecutive  One-Year Breaks In
                                                 Service  equals or exceeds  the
                                                 aggregate  Years of Service for
                                                 Vesting,  service  before  such
                                                 five    consecutive    One-Year
                                                 Breaks  In   Service   for  the
                                                 purpose  of   determining   the
                                                 vested    percentage   in   his
                                                 Employer-derived        Accrued
                                                 Benefit   which  accrues  after
                                                 such five
                                      A-38
                                                 consecutive  One-Year Breaks In
                                                 Service.

                       To the extent required by the Plan, separate accounts shall be maintained for the Participant's pre-Break and post- Break Employer-derived account balances.

                          (3) Except as otherwise provided in Section 7.6(C) of the Plan relating to benefits accruing before a separation from service, if a Participant separates from service and thereafter returns to employment with the Employer without incurring five consecutive One-Year Breaks In Service, he shall continue to vest in his Accrued Benefit.

                          (4) In the event that an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall, subject to any applicable limitation set forth in this Section A.7.6, receive credit, for vesting purposes, for Service with the Employer while such Employee was not a member of the eligible class.

                          (5) Service, for purposes of Section A.7.6(B)(1), includes service with a predecessor employer if the Employer adopting the Plan is maintaining the Plan as a plan of a predecessor employer.

              Service, for purposes of Section A.7.6(B)(1), also includes service with a predecessor employer whose plan is not being continued by the Employer to the extent provided in Section A.1.79.

              (C) FORFEITURES. If the provisions of Section 7.6(C)(1)(b) of the Plan are to apply, check this block [ X ]; otherwise the provisions of
     Section 7.6(C)(1)(a) of the Plan shall apply.

          A.7.9  COMMENCEMENT  OF  PAYMENTS;   DEFERRAL  OF  PAYMENTS;   MINIMUM
     DISTRIBUTION REQUIREMENTS.

              (A) DATE PAYMENTS TO COMMENCE. This provision is contained in the Plan.

              (B) DEFERRAL OF PAYMENTS. Shall a Participant, to the extent permitted by the Plan, be permitted to defer payment of benefits under Sections 7.3, 7.4, 7.5 and 7.7 of the Plan (check one)?
                               [ X ]  (1)  Yes                [   ]  (2)   No
                                ---                            ---

              (C) MINIMUM DISTRIBUTION REQUIREMENTS. This provision is contained in the Plan.

          A.7.10 WITHDRAWALS DURING EMPLOYMENT.

              (A) WITHDRAWALS FROM PARTICIPANT ACCOUNTS. Shall withdrawals of Participant Accounts (other than the portion of such Participant Accounts attributable to required Participant Contributions and to Participant Contributions which are matched by the Employer) be permitted (check one)?

       [   ]  (1)  Yes                [   ]  (2)   No           [ X ]  (3)  N/A
        ---                            ---                       ---

              (B) WITHDRAWALS FROM QVEC ACCOUNTS. Shall withdrawals of QVEC Accounts be permitted (check one)?

       [   ]  (1)  Yes                [   ]  (2)   No           [ X ]  (3)  N/A
        ---                            ---                       ---

              (C) WITHDRAWALS FROM ROLLOVER ACCOUNTS. Shall withdrawals of Rollover Accounts be permitted (check one)?

       [   ]  (1)  Yes                [ X ]  (2)   No           [   ]  (3)  N/A
        ---                            ---                       ---

              (D) HARDSHIP AND POST - 59 1/2 WITHDRAWALS FROM ELECTIVE DEFERRAL ACCOUNTS. Shall withdrawals of Elective Deferral Accounts be permitted (if such withdrawals are to be permitted, check either (1) or (2) or both) [ ]
     (1) on account of hardship [ ] (2) after reaching age 59-1/2 (check one)?

        [   ]  (a)  Yes           [   ]  (b)   No            [ X ]  (c)  N/A
        ---                       ---                        ---

              (E) HARDSHIP AND POST - 59 1/2 WITHDRAWALS FROM EMPLOYER, PARTICIPANT, ROLLOVER AND TRANSFER ACCOUNTS. Shall withdrawals of Employer, Participant, Rollover and Transfer Accounts be permitted (if such withdrawals are to be permitted, check either (1) or (2) or both) [ ] (1) on account of hardship [ ] (2) after reaching age 59-1/2 (check one)?

        [   ]  (a)  Yes           [ X ]  (b)   No

              (F) HARDSHIP AND POST - 59 1/2 WITHDRAWALS FROM MATCHING ACCOUNTS. Shall hardship and post - age 59 1/2 withdrawals of Matching Accounts be permitted (if such withdrawals are to be permitted, check either (1) or (2) or both) [ ] (1) on account of hardship [ ] (2) after reaching age 59-1/2 (check one)?

        [   ]  (a)  Yes           [   ]  (b)   No            [ X ]  (c)  N/A
         ---                       ---                        ---

              (G) OTHER PRE-59-1/2 IN-SERVICE WITHDRAWALS. Shall withdrawals of a Participant's Vested Accrued Benefit attributable to Participant Contributions, Employer Contributions, and Matching Contributions after such Participant completes five Years of Service for Benefit Accrual but before he attains age 59 1/2 be permitted (check one)?

                   [   ]  (1)  Yes                [ X ]  (2)   No
                    ---                            ---

     WITHDRAWALS SHALL ONLY BE MADE IN ACCORDANCE WITH THE PROVISIONS OF SECTION
     7.10 OF THE PLAN.

          A.7.11 LOANS.

              (A)  Shall  loans  to  Participants  and   Beneficiaries  if  such
     Beneficiaries are parties-in-interest (as defined in the Plan) be permitted (check one)?

                   [ X ]  (1)  Yes                [   ]  (2)   No
                    ---                            ---

              NOTE: NO LOANS MAY BE MADE TO OWNER-EMPLOYEES OR TO SHAREHOLDER EMPLOYEES (AS DEFINED IN SECTION 7.11(A)(7) OF THE PLAN).


              (B) The interest rate shall be determined as follows: [ THE INTEREST RATE SHALL EQUAL ONE PERCENTAGE POINT ABOVE THE PRIME INTEREST RATE AS PUBLISHED IN THE WALL STREET JOURNAL ON THE FIRST BUSINESS DAY OF THE WEEK IN WHICH THE LOAN IS MADE. ]


              (C) Shall the exception to the 50% of Vested Accrued Benefit limitation on loans not in excess of $10,000 apply?

                  [   ] (1)  Yes                 [ X ]  (2)   No
                   ---                            ---

                  [   ] (3)  N/A (No loans permitted)


         If the exception is to apply, note that only 50% of the Vested Accrued Benefit may be used as security for the loan. Additional security must be provided by the Participant or Beneficiary. Specify the type of additional collateral which will be used to secure the remainder of the loan: [ N/A
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         ----------------------------------------------------------------------]

              (D) Specify the types of collateral to be used to secure loans under the Plan: [ ONE HALF OF THE PRESENT VALUE OF THE PARTICIPANT'S OR BENEFICIARY'S VESTED ACCRUED BENEFIT UNDER THE PLAN. ]

              (E) If Section A.7.11(A)(1) is checked, indicate any additional limitations to be placed on loans (if none, so state; if not applicable, insert letters N/A):[ LOANS FROM THE PLAN WILL BE PERMITTED ONLY IN THE EVENT OF A PERSONAL EMERGENCY OR FINANCIAL HARDSHIP IN ACCORDANCE WITH THE GUIDELINES SET FORTH IN SECTION 7.10(C)(3) OF THE PLAN. ]

              (F) Shall loans to a Participant be treated as an investment by such Participant for his Accounts only (check one)?

                  [ X ] (1)  Yes                 [   ]  (2)   No
                   ---                            ---

                  [   ] (3)  N/A (No loans permitted)

          A.7.14 JOINT AND SURVIVOR ANNUITY. The provisions of Section 7.14 of the Plan shall not apply to the Plan, as adopted under this Adoption Agreement.

          A.8.2 SPECIAL PROVISION WITH RESPECT TO QUALIFIED DOMESTIC RELATIONS ORDERS. Shall the special provision of Section 8.2 of the Plan with respect to Qualified Domestic Relations Orders apply to the Plan as adopted by the Employer (check one)?

                      [ X ]    (A)  Yes              [   ]  (B)   No

          A.15.1 AMENDMENT. THE CHANGES MADE BY THIS AMENDMENT AND RESTATEMENT SHALL BE DEEMED ADOPTED BY EACH ADOPTING EMPLOYER ON THE DATE THE NOTIFICATION LETTER IS ISSUED BY THE DISTRICT OFFICE OF THE INTERNAL REVENUE SERVICE WITHOUT FURTHER ACTION ON THE PART OF THE ADOPTING EMPLOYER EXCEPT THAT SUCH ADOPTING EMPLOYER MUST SEND A NOTICE TO INTERESTED PARTIES INFORMING SUCH INTERESTED PARTIES THAT THE PLAN HAS BEEN AMENDED. SUCH NOTICE MUST BE GIVEN IN ACCORDANCE WITH THE RULES OF SECTION 15.1(C) OF THE PLAN. SEE SECTION 15.1(C) OF THE PLAN FOR FURTHER INFORMATION.


          A.18.4 AGENT FOR SERVICE OF LEGAL PROCESS. The name(s) and address(es) of the agent(s) for service of legal process under the Plan are:
     [ ADMINISTRATIVE COMMITTEE, FUND OFFICE RETIREMENT PROFIT-SHARING PLAN
         C/O CHESTNUT STREET EXCHANGE FUND
         BELLEVUE PARK CORPORATE CENTER
         400 BELLEVUE PARKWAY, SUITE 100
         WILMINGTON, DE  19809


          A.18.17  RESTATEMENT.

              (A) RESTATEMENT OF EXISTING PLAN. The Employer may adopt the Plan as an amendment and restatement of any Prior Plan (including a prior version of this Plan and Trust Agreement). Adoption shall not require termination of the Prior Plan, except that amendment and restatement of an existing Defined Benefit Plan into the Plan shall be deemed to be a termination of such Prior Plan for the purposes of Title IV of ERISA. Upon adoption of this Plan, the assets of the Prior Plan shall be invested in accordance with the provisions of this Plan. Check if applicable:


                  [ X ] This is an amendment and restatement of the [ FUND OFFICE RETIREMENT PROFIT-SHARING ] PLAN, an existing qualified [ PROFIT- SHARING ] plan, which was adopted effective as of [ SEPTEMBER 18, 1981].


              (B) LIMITATIONS APPLICABLE TO PLAN PROVISIONS. Except as otherwise provided in Section 3.11 of the Plan, the participation and/or vesting provisions of the Plan, as adopted by the Employer, shall apply as follows (check applicable block or blocks; to the extent not checked, the Plan shall apply in accordance with the terms set forth herein):
                                  [   ] (1)  The  participation   provisions  of
                                        this Plan,  as adopted by the  Employer,
                                        shall apply only to  Employees  hired on
                                        or after the date the Plan is adopted by
                                        the    Employer.    The    participation
                                        provisions   of  the  Prior  Plan  shall
                                        otherwise apply.

                                  [   ] (2)  The  vesting  provisions  of   this
                                        Plan, as adopted by the Employer, shall apply only to Employees hired on or after the date the Plan is adopted by the Employer. The vesting provisions of the Prior Plan shall otherwise apply.

                                  [ X ] (3)  N/A.

              (C) INCORPORATION OF APPLICABLE PRIOR PLAN PROVISIONS AND TRANSITIONAL RULES. If the Employer checked A.18.17(A), such Employer shall insert here any Prior Plan provisions and any transitional rules which such Employer desires or is required to make applicable to this Plan (if none, write the word "none"):


[ (1) MERGER OF PLANS. EFFECTIVE DECEMBER 1, 1987, THE CHESTNUT STREET EXCHANGE FUND RETIREMENT PROFIT-SHARING PLAN, THE INDEPENDENCE SQUARE INCOME SECURITIES, INC. RETIREMENT PROFIT-SHARING PLAN, THE TEMPORARY INVESTMENT FUND, INC. RETIREMENT PROFIT-SHARING PLAN, AND THE TRUST FOR SHORT-TERM FEDERAL SECURITIES RETIREMENT PROFIT-SHARING PLAN WERE MERGED INTO, AND THEIR ASSETS TRANSFERRED INTO, THE PLAN.

      (2) CHANGE IN ACCRUAL COMPUTATION PERIODS, LIMITATION YEARS, PLAN YEARS AND VESTING COMPUTATION PERIODS. AS A RESULT OF THE MERGER AND TRANSFER OF ASSETS, THE ACCRUAL COMPUTATION PERIODS, LIMITATION YEARS, PLAN YEARS AND VESTING COMPUTATION PERIODS FOR THE CHESTNUT STREET EXCHANGE FUND, INDEPENDENCE SQUARE INCOME SECURITIES, INC., TEMPORARY INVESTMENT FUND, INC., AND TRUST FOR FEDERAL SECURITIES RETIREMENT PROFIT-SHARING PLANS WERE CHANGED AS FOLLOWS:

      PLAN               OLD (UNDER OLD PLAN) NEW (UNDER THIS PLAN)

CHESTNUT STREET EX-
  CHANGE FUND                1/1 TO 12/31            12/1 TO 11/30
INDEPENDENCE SQUARE
  INCOME SECURITIES,
  INC.                       1/1 TO 12/31            12/1 TO 11/30
TEMPORARY INVESTMENT
  FUND, INC.                 10/1 TO 9/30            12/1 TO 11/30
TRUST FOR FEDERAL
  SECURITIES                11/1 TO 10/31            12/1 TO 11/30

              THIS RESULTED IN THE FOLLOWING SHORT ACCRUAL COMPUTATION PERIODS, LIMITATION YEARS, PLAN YEARS AND VESTING COMPUTATION PERIODS:

     PLAN                                     SHORT PERIOD/YEAR

CHESTNUT STREET                              1/1/87 TO 11/30/87
INDEPENDENCE SQUARE INCOME SECURITIES, INC.  1/1/87 TO 11/30/87
TEMPORARY INVESTMENT FUND, INC.              10/1/87 TO 11/30/87
TRUST FOR FEDERAL SECURITIES                 11/1/87 TO 11/30/87

         (a) CHANGE IN VESTING COMPUTATION PERIODS. EACH PARTICIPANT IN THE ABOVE LISTED PLANS RECEIVED VESTING CREDIT FOR TWO YEARS OF SERVICE FOR VESTING PROVIDED SUCH PARTICIPANT COMPLETED 200 OR MORE HOURS OF SERVICE IN BOTH THE OLD VESTING COMPUTATION PERIOD AND THE NEW VESTING COMPUTATION PERIOD AS SET FORTH ABOVE.

         (b) CHANGE IN ACCRUAL COMPUTATION PERIODS. ANY PARTICIPANT IN THE ABOVE LISTED PLANS WHO COMPLETED 200 HOURS OF SERVICE
                  MULTIPLIED BY THE NUMBER OF MONTHS IN THE SHORT ACCRUAL COMPUTATION PERIOD DIVIDED BY TWELVE RECEIVED HIS PROPORTIONATE SHARE OF EMPLOYER CONTRIBUTIONS DURING THE SHORT ACCRUAL COMPUTATION PERIOD SET FORTH ABOVE.

         (c) CHANGE IN LIMITATION YEARS. FOR THE SHORT LIMITATION YEARS, THE DOLLAR LIMITATIONS UNDER SECTION 415(C)(1)(A) OF THE CODE WERE ADJUSTED AS PROVIDED UNDER TREAS. REG. SS. 1.415-2(B)(4).

         THE   ABOVE  CHANGES    WERE  MADE  PURSUANT  TO THE AUTOMATIC APPROVAL
PROVISIONS OF REV. PROC. 87-27, 1987-25 I.R.B. 41.                       ]

              A.18.18 INDIVIDUAL PROVISIONS. Any provisions applicable to the adopting Employer only should be inserted here (if none, write the word "none"):


[ (A) EMPLOYER AMENDMENT OF PLAN AND/OR TRUST. ANY EMPLOYER AMENDMENT OF THE PLAN AND/OR TRUST PERMITTED BY SECTION 15.1 OF THE PLAN AND TRUST AGREEMENT SHALL BE EFFECTED BY RESOLUTION OF THE EMPLOYER'S BOARD OF DIRECTORS ADOPTED AT A DULY HELD MEETING OF SAID BOARD OR BY UNANIMOUS WRITTEN CONSENT OF SAID BOARD, IF THE EMPLOYER IS INCORPORATED AND OTHERWISE BY APPROPRIATE WRITTEN ACTION OF EMPLOYER'S OWNER OR OTHER GOVERNING ENTITY UNDER STATE LAW. A CERTIFIED COPY OF SUCH RESOLUTIONS OR OTHER WRITTEN ACTION SHALL BE DELIVERED TO THE ADMINISTRATIVE COMMITTEE AND THE TRUSTEE.

     (B) TERMINATION OR PARTIAL TERMINATION OF PLAN AND/OR TRUST. TERMINATION OR PARTIAL TERMINATION OF THE PLAN AND/OR TRUST UNDER ARTICLE XVI OF THE PLAN AND TRUST AGREEMENT SHALL BE EFFECTED BY RESOLUTION OF THE EMPLOYER'S BOARD OF DIRECTORS ADOPTED AT A DULY HELD MEETING OF SAID BOARD OR BY UNANIMOUS WRITTEN CONSENT OF SAID BOARD, IF SUCH EMPLOYER IS INCORPORATED AND OTHERWISE BY APPROPRIATE WRITTEN ACTION OF THE EMPLOYER'S OWNER OR OTHER GOVERNING ENTITY UNDER STATE LAW. A CERTIFIED COPY OF SUCH RESOLUTIONS OR OTHER WRITTEN ACTION SHALL BE DELIVERED TO THE ADMINISTRATIVE COMMITTEE AND THE TRUSTEE.

     (C) SMALL BUSINESS JOB PROTECTION ACT OF 1996 AND TAXPAYER RELIEF ACT OF 1997 CHANGES.

         (1) DEFINITION OF HIGHLY COMPENSATED EMPLOYEE.  NOTWITHSTANDING SECTION
1.38 OF THE PLAN, EFFECTIVE FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1997, "HIGHLY COMPENSATED EMPLOYEE" SHALL MEAN ANY EMPLOYEE OF THE EMPLOYER WHO:

              (a) WAS A FIVE PERCENT OWNER (WITHIN THE MEANING OF SECTION 414(Q)(2) OF THE CODE) OF THE EMPLOYER AT ANY TIME DURING THE DETERMINATION YEAR OR THE LOOK BACK YEAR; OR

              (b)     FOR THE PRECEDING PLAN YEAR:

                  (i) HAD COMPENSATION FROM THE EMPLOYER IN EXCESS OF $80,000 (AS ADJUSTED IN ACCORDANCE WITH SECTION 414(Q)(1) OF THE CODE);

                  (ii) IF THE EMPLOYER ELECTS THE APPLICATION OF THIS SECTION 18.18(C)(2)(B) FOR SUCH LOOK BACK YEAR, WAS A MEMBER OF THE TOP-PAID GROUP FOR SUCH LOOK BACK YEAR.

         ANY CALENDAR  YEAR  ELECTION  SHALL BE MADE IN  ACCORDANCE  WITH NOTICE
97-45.

         (2) RESTRICTIONS ON MANDATORY DISTRIBUTIONS. SECTIONS 7.1, 7.3, 7.4, 7.5, 7.6 AND 7.7 OF THE PLAN ARE AMENDED BY STRIKING $3,500 EACH PLACE IT APPEARS IN SAID SECTIONS AND INSERTING $5,000.

     (D) UNPAID FAMILY AND MEDICAL LEAVE ACT OF 1993. NOTWITHSTANDING ANY PROVISION IN THE PLAN TO THE CONTRARY, AND EFFECTIVE WITH RESPECT TO AN EMPLOYEE WHOSE ABSENCE AFTER APRIL 5, 1993 IS GOVERNED BY THE FAMILY AND MEDICAL LEAVE ACT OF 1993 ("FMLA"), ANY PERIOD OF UNPAID FMLA LEAVE SHALL NOT BE TREATED AS, OR COUNTED TOWARD, A ONE-YEAR BREAK IN SERVICE FOR PURPOSES OF VESTING OR ELIGIBILITY TO PARTICIPATE. HOWEVER, UNPAID FMLA LEAVE PERIODS SHALL NOT BE TREATED AS CREDITED SERVICE FOR PURPOSES OF BENEFIT ACCRUAL, VESTING AND ELIGIBILITY TO PARTICIPATE. THE PLAN SHALL BE ADMINISTERED IN ACCORDANCE WITH THE REQUIREMENTS OF THE FMLA AND THE DEPARTMENT OF LABOR REGULATIONS THEREUNDER.

     (E) USERRA AMENDMENT. EFFECTIVE DECEMBER 12, 1994, NOTWITHSTANDING ANY PROVISION OF THIS PLAN TO THE CONTRARY, CONTRIBUTIONS, BENEFITS AND SERVICE CREDIT WITH RESPECT TO QUALIFIED MILITARY SERVICE WILL BE PROVIDED IN ACCORDANCE WITH SECTION 414(U) OF THE INTERNAL REVENUE CODE. LOAN REPAYMENTS WILL BE SUSPENDED UNDER THIS PLAN AS PERMITTED UNDER SECTION 414(U)(4) OF THE INTERNAL REVENUE CODE.

     (F)      ADOPTION OF PLAN BY OTHER EMPLOYERS.

         (1) EFFECTIVE DATE. THIS SECTION A.18.18(F) SHALL BE EFFECTIVE AS OF DECEMBER 1, 1989.

         (2) ADOPTION OF PLAN AND TRUST. ANY OTHER EMPLOYER MAY ADOPT THE TERMS OF THIS PLAN AS ADOPTED BY THE ADOPTING EMPLOYER, AND THEREBY BECOME A "PARTICIPATING EMPLOYER," PROVIDED:

              (a) THE BOARD OF DIRECTORS OR OTHER GOVERNING ENTITY OF THE ADOPTING EMPLOYER CONSENTS TO SUCH ADOPTION;

              (b) THE BOARD OF DIRECTORS OR OTHER GOVERNING ENTITY OF THE ADOPTING PARTICIPATING EMPLOYER ADOPTS THIS PLAN BY APPROPRIATE ACTION;

              (c) THE ADOPTING PARTICIPATING EMPLOYER EXECUTES THE ADOPTION AGREEMENT; AND

              (d) THE ADOPTING PARTICIPATING EMPLOYER EXECUTES SUCH OTHER DOCUMENTS AS MAY BE REQUIRED TO MAKE SUCH ADOPTING PARTICIPATING
         EMPLOYER A PARTY TO THE PLAN AND TRUST AS A PARTICIPATING EMPLOYER (EXCEPT AS PROVIDED BELOW).

         A PARTICIPATING EMPLOYER WHICH ADOPTS THE PLAN AND TRUST AGREEMENT IS THEREAFTER AN EMPLOYER WITH RESPECT TO ITS EMPLOYEES FOR PURPOSES OF THE PLAN, THE TRUST AGREEMENT AND THIS ADOPTION AGREEMENT EXCEPT THAT SUCH PARTICIPATING EMPLOYER DELEGATES TO THE ADOPTING EMPLOYER THE POWER TO AMEND THE ADOPTION AGREEMENT ON ITS BEHALF AND ON BEHALF OF THE ADOPTING EMPLOYER AND EACH OTHER PARTICIPATING EMPLOYER, PROVIDED SUCH AMENDMENT DOES NOT MATERIALLY AFFECT THE SUBSTANCE OF THE PLAN WITH RESPECT TO THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER OR MATERIALLY AFFECT THE COSTS OF THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER. A PARTICIPATING EMPLOYER RESERVES THE POWER TO WITHDRAW FROM THE PLAN, AS PROVIDED IN SECTION A.18.18(F)(3), AND TO TERMINATE THE PLAN AND TRUST AGREEMENT WITH RESPECT TO SUCH PARTICIPATING EMPLOYER, AS PROVIDED IN SECTION A.18.18(F)(5).

         (3) WITHDRAWAL FROM PLAN. SUBJECT TO THE REQUIREMENTS OF ARTICLE XVII, ANY PARTICIPATING EMPLOYER MAY, AT ANY TIME, WITHDRAW FROM THE PLAN UPON GIVING THE BOARD OF DIRECTORS OR OTHER GOVERNING ENTITY OF THE ADOPTING EMPLOYER, THE ADMINISTRATIVE COMMITTEE AND THE TRUSTEE AT LEAST 30 DAYS NOTICE IN WRITING OF ITS INTENTION TO WITHDRAW. UPON THE WITHDRAWAL OF A PARTICIPATING EMPLOYER PURSUANT TO THIS SECTION A.18.18(F)(3), THE TRUSTEE SHALL SEGREGATE A PORTION OF THE ASSETS IN THE TRUST AS SET FORTH BELOW, THE VALUE OF WHICH SHALL EQUAL THE TOTAL AMOUNT CREDITED TO THE ACCOUNTS OF PARTICIPANTS EMPLOYED BY THE WITHDRAWING PARTICIPATING EMPLOYER. SUBJECT TO THE REQUIREMENTS OF ARTICLE XVII, THE DETERMINATION OF WHICH ASSETS ARE TO BE SO SEGREGATED SHALL BE MADE BY THE TRUSTEE IN ITS SOLE DISCRETION AS SET FORTH BELOW.

         THE ADMINISTRATIVE COMMITTEE MAY, AT ANY TIME, DIRECT THE TRUSTEE TO SEGREGATE FROM THE TRUST SUCH PART THEREOF AS THE ADMINISTRATIVE COMMITTEE SHALL DETERMINE TO BE HELD FOR THE BENEFIT OF THE EMPLOYEES OF A PARTICIPATING EMPLOYER, AND SHALL GIVE A COPY OF SUCH DIRECTIONS TO THE ADOPTING EMPLOYER AND EACH PARTICIPATING EMPLOYER. SUCH DIRECTIONS SHALL SPECIFY THE ASSETS OF THE TRUST TO BE SEGREGATED. UNLESS THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER FILES WITH THE TRUSTEE A WRITTEN PROTEST WITHIN 30 DAYS AFTER DELIVERY OF SUCH DIRECTIONS TO THE TRUSTEE, SUCH DIRECTIONS SHALL CONCLUSIVELY ESTABLISH THAT THE ASSETS SPECIFIED THEREIN REPRESENT THE PART OF THE TRUST HELD FOR THE BENEFIT OF THE EMPLOYEES OF THE ADOPTING EMPLOYER AND OF EACH PARTICIPATING EMPLOYER.

         AFTER THE EXPIRATION OF SUCH 30 DAY PERIOD, AND AFTER SETTLEMENT OF ANY SUCH PROTEST, THE TRUSTEE SHALL FOLLOW THE ADMINISTRATIVE COMMITTEE'S DIRECTIONS, INCLUDING ANY MODIFICATION THEREOF ADOPTED IN SETTLEMENT OF ANY PROTEST. ANY PART OF THE TRUST SEGREGATED PURSUANT TO SUCH DIRECTIONS SHALL THEREAFTER BE HELD IN A SEPARATE TRUST IDENTICAL IN TERMS TO THE TRUST HEREBY ESTABLISHED OR MAINTAINED, EXCEPT THAT, WITH RESPECT TO SUCH SEPARATE TRUST, THIS PLAN AND TRUST AGREEMENT SHALL BE CONSTRUED AS IF SUCH PARTICIPATING EMPLOYER WERE THE ADOPTING EMPLOYER AND ALL POWERS AND AUTHORITY CONFERRED UPON THE ADOPTING EMPLOYER OR ITS BOARD OR OTHER GOVERNING ENTITY AND THE ADMINISTRATIVE COMMITTEE SHALL DEVOLVE UPON SUCH PARTICIPATING EMPLOYER OR ITS BOARD OF DIRECTORS OR OTHER GOVERNING ENTITY. AT ANY TIME THEREAFTER, SUCH PARTICIPATING EMPLOYER AND THE TRUSTEE MAY (BUT THEY SHALL NOT BE REQUIRED TO) ENTER INTO A SEPARATE AGREEMENT STATING THE TERMS OF SUCH SEPARATE PLAN AND TRUST AGREEMENT WHICH MAY BE THE DRINKER BIDDLE & REATH LLP REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT. IF THE

     DRINKER BIDDLE & REATH LLP REGIONAL PROTOTYPE DEFINED CONTRIBUTION PLAN AND TRUST AGREEMENT IS NOT SO ADOPTED, THE PLAN AND TRUST AGREEMENT WITH RESPECT TO THE WITHDRAWING PARTICIPATING EMPLOYER SHALL BE CONSIDERED AN INDIVIDUALLY DESIGNED PLAN.

         (4) EXCLUSIVE PURPOSE OF TRUST. NEITHER THE SEGREGATION AND TRANSFER OF THE TRUST ASSETS UPON THE WITHDRAWAL OF A PARTICIPATING EMPLOYER NOR THE EXECUTION OF A NEW PLAN AND TRUST AGREEMENT BY SUCH WITHDRAWING PARTICIPATING EMPLOYER SHALL OPERATE TO PERMIT ANY PART OF THE TRUST TO BE USED FOR, OR DIVERTED TO, PURPOSES OTHER THAN FOR THE EXCLUSIVE BENEFIT OF THE PARTICIPANTS OR THEIR BENEFICIARIES.

         (5) APPLICATION OF WITHDRAWAL PROVISIONS. THE WITHDRAWAL PROVISIONS CONTAINED IN SECTION A.18.18(G)(3) AND (4) SHALL BE APPLICABLE ONLY IF THE WITHDRAWING PARTICIPATING EMPLOYER CONTINUES TO COVER ITS PARTICIPANTS AND ELIGIBLE EMPLOYEES IN ANOTHER PLAN AND TRUST QUALIFIED UNDER SECTIONS 401 AND 501 OF THE CODE. OTHERWISE, THE TERMINATION PROVISIONS OF THE PLAN AND TRUST AGREEMENT SHALL APPLY WITH RESPECT TO THE WITHDRAWING PARTICIPATING EMPLOYER.

         (6) SINGLE PLAN. NOTWITHSTANDING ANY OTHER PROVISION SET FORTH HEREIN, THE PLAN, AS ADOPTED PURSUANT TO THIS SECTION A.18.18(F) BY THE ADOPTING EMPLOYER AND EACH PARTICIPATING EMPLOYER, SHALL CONSTITUTE A SINGLE PLAN, AS SUCH TERM IS DEFINED IN TREAS. REG. SS. 1.414(1)-1(B)(1), AS TO THE ADOPTING EMPLOYER AND EACH PARTICIPATING EMPLOYER.

         (7) QUALIFYING EMPLOYER SECURITIES. FOR PURPOSES OF SECTIONS A.1.72 AND A.6.1(B), AND FOR ALL OTHER PURPOSES OF THE PLAN AND TRUST AGREEMENT, THE STOCK OF ANY ADOPTING EMPLOYER AND ANY PARTICIPATING EMPLOYER SHALL BE TREATED AS QUALIFYING EMPLOYER SECURITIES.

         (8) ADOPTING EMPLOYER APPOINTED AGENT OF PARTICIPATING EMPLOYERS. EACH PARTICIPATING EMPLOYER APPOINTS THE BOARD OF DIRECTORS OR OTHER GOVERNING ENTITY OF THE ADOPTING EMPLOYER AS ITS AGENT TO EXERCISE ON ITS BEHALF ALL OF THE ADMINISTRATIVE POWER AND AUTHORITY CONFERRED UPON THE ADOPTING EMPLOYER BY THIS PLAN AND TRUST AGREEMENT, INCLUDING THE POWER TO AMEND THE ADOPTION AGREEMENT ON ITS BEHALF AND ON BEHALF OF THE ADOPTING EMPLOYER AND EACH OTHER PARTICIPATING EMPLOYER AS SET FORTH IN ARTICLE XV, PROVIDED SUCH AMENDMENT DOES NOT MATERIALLY AFFECT THE SUBSTANCE OF THE PLAN WITH RESPECT TO THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER OR MATERIALLY AFFECT THE COST OF THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER. THE AUTHORITY OF THE BOARD OF DIRECTORS OR OTHER GOVERNING ENTITY OF THE ADOPTING EMPLOYER TO ACT AS AGENT OF ANY PARTICIPATING EMPLOYER, IN ACCORDANCE WITH SECTIONS A.18.18(F)(2) AND A.18.18(F)(8), SHALL TERMINATE ONLY IF THE PART OF THE PLAN'S ASSETS HELD FOR THE BENEFIT OF THE EMPLOYEES OF SUCH PARTICIPATING EMPLOYER SHALL BE SEGREGATED IN A SEPARATE TRUST AS PROVIDED IN SECTION A.18.18(F)(3) AND SUCH PARTICIPATING EMPLOYER THEREUPON WITHDRAWS FROM THE PLAN IN ACCORDANCE WITH SECTION A.18.18(F)(3). ANY MATERIAL AMENDMENT (I.E., ANY AMENDMENT MATERIALLY AFFECTING THE SUBSTANCE OF THE PLAN WITH RESPECT TO THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER OR MATERIALLY AFFECTING THE COSTS OF THE ADOPTING EMPLOYER OR ANY PARTICIPATING EMPLOYER) CAN ONLY BE ADOPTED BY THE ADOPTING EMPLOYER AND ALL PARTICIPATING EMPLOYERS. EACH PARTICIPATING EMPLOYER EXCLUSIVELY RESERVES THE POWER TO TERMINATE THIS PLAN AND/OR THE TRUST AGREEMENT AS SET FORTH IN ARTICLE XVI WITH RESPECT TO SUCH PARTICIPATING EMPLOYER. THE COMPLETE TERMINATION OF THE PLAN CAN ONLY BE EFFECTED BY ACTION OF THE ADOPTING EMPLOYER AND ALL PARTICIPATING EMPLOYERS.

         (9) NAME OF ADOPTING EMPLOYER. THE CHESTNUT STREET EXCHANGE FUND IS THE ADOPTING EMPLOYER.

         (10) PARTICIPATING EMPLOYERS. THE NAMES AND PERTINENT DATA FOR THE PARTICIPATING EMPLOYERS ARE AS FOLLOWS:

              (a)     THE RBB FUND, INC.:

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:51-0312196

                      TAXABLE YEAR:  SEPTEMBER 1 - AUGUST 31
                      --------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND
              (b)     INDEPENDENCE SQUARE INCOME SECURITIES, INC.:

                      ADDRESS: ONE ALDWYN CENTER
                               VILLANOVA, PA 19085


                      EMPLOYER IDENTIFICATION NUMBER:23-1861553

                      TAXABLE YEAR:  JANUARY 1 - DECEMBER 31
                      --------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND

              (c) TEMPORARY INVESTMENT FUND, INC.: (CEASED PARTICIPATION IN THE PLAN EFFECTIVE DECEMBER 31, 1997)

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:52-0983343

                      TAXABLE YEAR:  OCTOBER 1 - SEPTEMBER 30
                      ---------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND

              (d) TRUST FOR FEDERAL SECURITIES (CEASED PARTICIPATION IN THE PLAN EFFECTIVE DECEMBER 31, 1997):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:52-1036683

                      TAXABLE YEAR:  NOVEMBER 1 - OCTOBER 31
                      --------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  BUSINESS TRUST

                      PLACE OF ORGANIZATION: PENNSYLVANIA

              (e) MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC. (CEASED PARTICIPATION IN THE PLAN EFFECTIVE DECEMBER 31, 1997):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:51-0266273

                      TAXABLE YEAR:  FEBRUARY 1 - JANUARY 31
                      --------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND

              (f) MUNICIPAL FUND FOR NEW YORK INVESTORS, INC. (CEASED PARTICIPATION THE PLAN EFFECTIVE DECEMBER 31, 1997):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:51-0270312

                      TAXABLE YEAR:  AUGUST 1 - JULY 31
                      ---------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND

              (g) MUNICIPAL FUND FOR TEMPORARY INVESTMENT (CEASED PARTICIPATION IN THE PLAN EFFECTIVE DECEMBER 31, 1997:

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER: 51-0241021

                      TAXABLE YEAR:  DECEMBER 1 - NOVEMBER 30
                      ---------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  BUSINESS TRUST

                      PLACE OF ORGANIZATION: PENNSYLVANIA

              (h) PORTFOLIOS FOR DIVERSIFIED INVESTMENT (CEASED PARTICIPATION IN THE PLAN EFFECTIVE NOVEMBER 14, 1995):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:51-0300345

                      TAXABLE YEAR:  JULY 1 - JUNE 30
                      -------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  BUSINESS TRUST

                      PLACE OF ORGANIZATION: MARYLAND

              (i) THE PNC(R) FUND (CEASED PARTICIPATION IN THE PLAN EFFECTIVE MARCH 31, 1996):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:51-0318674

                      TAXABLE YEAR:  OCTOBER 1 - SEPTEMBER 30
                      ---------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  BUSINESS TRUST

                      PLACE OF ORGANIZATION: MASSACHUSETTS

              (j)    PROVIDENT INSTITUTIONAL FUNDS, INC. (BECAME A PARTICIPATING
         EMPLOYER  IN  THE  PLAN   EFFECTIVE   FEBRUARY   16,  1995  AND  CEASED
         PARTICIPATION IN THE PLAN EFFECTIVE JUNE 24, 1996):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               400 BELLEVUE PARKWAY, SUITE 100
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:41-1769812

                      TAXABLE YEAR:  JANUARY 1 - DECEMBER 31
                      --------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND

              (k) THE INTERNATIONAL FUND FOR INSTITUTIONS (CEASED PARTICIPATION IN THE PLAN EFFECTIVE DECEMBER 1992):

                      ADDRESS: BELLEVUE PARK CORPORATE CENTER
                               103 BELLEVUE PARKWAY, SUITE 152
                               WILMINGTON, DE  19809

                      EMPLOYER IDENTIFICATION NUMBER:51-0273019

                      TAXABLE YEAR:  FEBRUARY 1 - JANUARY 31
                      --------------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  BUSINESS TRUST

                      PLACE OF ORGANIZATION: MARYLAND

              (l) CHESTNUT STREET CASH FUND, INC. (CEASED PARTICIPATION IN THE PLAN EFFECTIVE AUGUST 1991):

                      ADDRESS: 3 RADNOR CORPORATE CENTER
                               100 MATSONFORD ROAD
                               RADNOR, PA  19087

                      EMPLOYER IDENTIFICATION NUMBER: 51-0263360

                      TAXABLE YEAR:  JUNE 1 - MAY 31
                      ------------------------------

                      BUSINESS CODE NUMBER:  6742

                      TYPE OF ENTITY:  CORPORATION

                      PLACE OF ORGANIZATION: MARYLAND


              A.19.1 ADOPTION OF PLAN AND TRUST BY AFFILIATED  EMPLOYERS.  Shall
Article XIX of the Plan apply (check one)?

                      [   ]    (A)  Yes              [   ]  (B)   No

                      [ X ]    (C)  N/A (No Affiliated Employers adopting Plan)

If Section A.19.1(A) is checked, fill in the following blanks:

     Name of Adopting Employer: [----------------------------------------------]

     Name(s), Address(es), Type of Entity and Tax Identification
     Number(s) of Adopting Affiliated Employer(s):[-----------------------------
     ---------------------------------------------------------------------------

------------------------------------------------------------------------------ ]


The adopting Employer and each adopting Affiliated Employer MUST adopt the Plan and execute the Adoption Agreement upon the initial adoption by an adopting Affiliated Employer of the Plan. Thereafter the adopting Affiliated Employer, pursuant to Article XIX of the Plan, authorizes the adopting Employer to take all further action including, but not limited to, the amendment and/or termination of the Plan, on behalf of the adopting Affiliated Employer under the Plan (unless such adopting Affiliated Employer withdraws from the Plan pursuant to Article XIX of the Plan) and such adopting Affiliated Employer need not be a party to this Adoption Agreement with respect to any such subsequent action relating to the Plan and Trust Agreement and/or Adoption Agreement.

THE ADOPTING EMPLOYER OR ADOPTING AFFILIATED EMPLOYER MAY NOT RELY ON THE NOTIFICATION LETTER ISSUED BY THE NATIONAL OR DISTRICT DIRECTOR OF THE INTERNAL REVENUE SERVICE AS EVIDENCE THAT THE PLAN IS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE. IN ORDER TO OBTAIN RELIANCE WITH RESPECT TO PLAN QUALIFICATION, THE ADOPTING EMPLOYER AND/OR ADOPTING AFFILIATED EMPLOYER MUST APPLY TO THE APPROPRIATE KEY DISTRICT OFFICE FOR A DETERMINATION LETTER.


              Executed at [WILMINGTON ], [ DELAWARE ], on this the [       ] day
of [--------------------], 19[97].


                                            ADOPTING EMPLOYER:

ATTEST:                                     CHESTNUT STREET EXCHANGE FUND
[SEAL]                                      NAME OF ADOPTING EMPLOYER


----------------------------------       By:--------------------------------
Morgan R. Jones, Secretary                      G. Willing Pepper, President

                                            PARTICIPATING EMPLOYERS:


ATTEST:                                     THE RBB FUND
                                            Name of Participating Employer
[SEAL]

----------------------------------       By:--------------------------------
Morgan R. Jones, Secretary                  Edward J. Roach, President


ATTEST:                                     INDEPENDENCE SQUARE INCOME
                                            SECURITIES, INC.
[SEAL]                                      Name of Participating Employer

----------------------------------       By:--------------------------------
Gary M. Gardner, Secretary                  Robert R. Fortune, President


The undersigned hereby agree(s) to serve as the Trustee(s) under the Plan and Trust Agreement.


EDWARD J. ROACH                                         ROBERT R. FORTUNE
----------------------------------          ------------------------------------
Name of Trustee                                          Name of Trustee

----------------------------------          ------------------------------------
Witness                                                      Signature


----------------------------------          ------------------------------------
Witness                                                      Signature


092497